UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Prudential Sector Funds, Inc.

(d/b/a JennisonDryden Sector Funds)

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 11/30/2008

Date of reporting period: 11/30/2008

Item 1 – Reports to Stockholders –

(Formerly known as Jennison Financial Services Fund)

NOVEMBER 30, 2008	ANNUAL REPORT

Dryden Financial Services Fund

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

January 15, 2009

Dear Shareholder:

We hope you find the annual report for the Dryden Financial Services Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Financial Services Fund, a series of JennisonDryden Sector Funds, Inc., is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 2.21%; Class B, 2.91%; Class C, 2.91%; Class Z, 1.91%. Net operating expenses: Class A, 2.19%; Class B, 2.91%; Class C, 2.91%; Class Z, 1.91%, after contractual reduction for Class A through 3/31/2008.

Cumulative Total Returns as of 11/30/08
	One Year	Five Years	Since Inception[1]
Class A	–40.47%	–10.74%	17.06%
Class B	–40.78	–13.87	9.27
Class C	–40.89	–14.01	9.08
Class Z	–40.22	–9.61	19.89
S&P 500 Financials Index[2]	–57.62	–46.16	–39.39
S&P Composite 1500 Index[3]	–38.08	–6.15	–18.28
Lipper Global Financial Services Funds Avg.[4]	–50.19	–23.13	14.72

Average Annual Total Returns[5] as of 12/31/08
	One Year	Five Years	Since Inception[1]
Class A	–39.31%	–3.37%	1.55%
Class B	–39.31	–3.08	1.42
Class C	–36.86	–3.00	1.40
Class Z	–35.51	–2.01	2.42
S&P 500 Financials Index[2]	–55.32	–12.54	–5.16
S&P Composite 1500 Index[3]	–36.72	–1.89	–1.95
Lipper Global Financial Services Funds Avg.[4]	–47.42	–5.91	1.35

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent

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deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 6/30/99.

2The S&P 500 Financials Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment and real estate, including REITs.

3The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index which gives a broad look at how U.S. stock prices have performed.

4The Lipper Global Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

An investor cannot invest directly in an index. The returns for the S&P 500 Financials Index and the S&P Composite 1500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/08
Visa, Inc. (Class A), IT Services	6.5%
Morgan Stanley, Capital Markets	5.5
Annaly Capital Management, Inc., Real Estate Investment Trusts	5.4
Deutsche Boerse AG (Germany), Diversified Financial Services	5.3
Goldman Sachs Group, Inc. (The), Capital Markets	5.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/08
Capital Markets	38.6%
Diversified Financial Services	13.9
Real Estate Investment Trusts	10.3
Consumer Finance	6.6
IT Services	6.5

Industry weightings reflect only long-term investments and are subject to change.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Dryden Financial Services Fund’s Class A shares declined 40.47% in the 12 months ended November 30, 2008, outperforming by a wide margin the benchmark S&P 500 Financials Index (the Financials Index), which declined 57.62%, and the Lipper Global Financial Services Funds Average, which fell 50.19%.

Stock selection contributed broadly to positive returns relative to the benchmark, especially in real estate investment trusts (REITs), capital markets, and commercial banks. Security selection hurt returns, both absolute and relative to the Financials Index, in insurance and consumer finance. At the end of the reporting period, virtually all sectors in the Financials Index posted declines of 50%. The commercial banks sector, the only exception, declined 40%. Losses exceeded 60%, in the following sectors: thrifts and mortgage finance, real estate management and development, capital markets, and insurance.

Were there any changes in the Fund’s investment strategy that affected performance?

In an effort to help preserve assets in financial stocks during a persistently challenging and pressured environment, the Fund took short positions in anticipation that specific financial stocks would fall in value. Selling short is a way to profit from a declining stock price. Shares are borrowed and then sold in the hope that they can be bought back at cheaper price. Short positions in the diversified financial services, capital markets, and thrifts and mortgage finance sectors were particularly beneficial to Fund performance. The Fund’s long positions, in which stocks are expected to gain in value, declined most in diversified financial services, insurance, and consumer finance. Its commercial bank holding fell a nominal 1%.

Will there be changes to the Fund’s investment objectives and the way it is managed?

Effective on or about the end of January 2009, the Jennison Financial Services Fund changed its name to Dryden Financial Services Fund, and has a new subadviser—Wellington Management Company, LLP (Wellington Management). Wellington Management uses a global financial services strategy, including both domestic and international investments, which could increase portfolio diversification and investment opportunities. The benchmark for the Fund will become the MSCI Finance ex-Real Estate Index, which is a cap-weighted index (a type of market index whose individual components are weighted according to their market capitalization, so that larger components carry a larger percentage weighting) that monitors the performance of financial stocks from around the world, excluding real estate.

What were conditions like in the stock market?

It was a difficult time for virtually all equity styles and sectors, but especially for financial services stocks. Problems in the subprime mortgage market spread

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throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final few months of the fiscal year proved exceptionally tumultuous and were capped by an alarming series of events: the U.S. government’s takeover of Fannie Mae, Freddie Mac, and AIG; the failure of Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s acquisition of Merrill Lynch; and the conversion of investment banks Goldman Sachs and Morgan Stanley to commercial banks.

With an unprecedented level of coordination and cooperation, the U.S. Treasury Department and the Federal Reserve (the Fed) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (TARP). An initial $250 billion was invested in nine large U.S. financial institutions in an attempt to restore confidence in the system.

Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a close, when U.S. demand fell and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Fed lowered its funds rate from 4.50% to 1.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption increasingly pointed to recession, as the effects of the credit crisis worked through the economy.

Which holdings made the largest positive contributions to the Fund’s return?

As previously described, short positions in the diversified financial services, capital markets, and thrifts and mortgage finance sectors were particularly beneficial to Fund performance.

Among long positions, Little Rock-based Bank of the Ozarks was a notable contributor to the Fund’s return in the commercial banks sector. Its solid asset quality, excess capital, and reputation for excellent underwriting gave it opportunities to accelerate its loan growth. A general lack of liquidity in the marketplace coupled with high-quality borrowers seeking to take advantage of depressed real estate values, allowed the bank to underwrite high-caliber deals at prices normally reserved for inherently riskier loans.

MFA Mortgage Investments and Annaly Capital Management were key contributors to positive Fund return in the REITs sector. MFA makes opportunistic investments in adjustable-rate mortgage-backed securities that it acquires in the secondary market. The company’s assets consist primarily of mortgage-backed securities guaranteed by an agency of the United States government such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	5

Strategy and Performance Overview (continued)

Home Loan Mortgage Corporation, and other securities rated AAA by Standard & Poor’s, or cash. In addition, the majority of the mortgage-backed securities in MFA’s portfolio are adjustable-rate and hybrid adjustable-rate securities. The company’s goal is to purchase securities that have characteristics that typically produce higher returns. MFA finances the acquisition of its mortgage-backed securities at short-term borrowing rates through the use of repurchase agreements.

See “Comments on Five Largest Holdings” for discussion of Annaly.

Which holdings detracted most from the Fund’s return?

International exchange holdings Deutsche Boerse and BM&F Bovespa detracted from the Fund’s return. BM&F Bovespa was formed in 2008 when Brazilian futures market exchange Bolsa de Mercadorias e Futuros merged with Bovespa, which controls the São Paulo Stock Exchange. The combined company was hit by weak trading volumes.

See “Comments on Five Largest Holdings” for discussion of Deutsche Boerse.

In the capital markets sector, Julius Baer and Affiliated Managers Group hurt the Fund’s return. Swiss wealth manager Julius Baer focuses on private banking, asset management, investment counseling, institutional brokerage, and foreign-exchange trading. Jennison views Baer as an attractive pure play on structural growth in wealth and asset management with what is considered to be a talented management team. Jennison also likes the company’s capital discipline and limited exposure to credit risk.

Asset manager Affiliated Managers Group was hit by investor concerns that volatile markets could limit its performance fees. Affiliated focuses on acquiring ownership interests in smaller boutique investment management companies. Jennison’s positive view on the company centers on its deployment of capital in new investments. With the valuations of public asset management stocks at their lowest since 2002, potentially attractive acquisitions seem probable in the near to medium term.

In insurance, XL Capital Limited was a key detractor from the Fund’s absolute and relative returns. XL is one of only a handful of companies that operates in both the global insurance and reinsurance markets. XL shares underperformed the market and relevant peers, largely due to concerns about the financial impact of Security Capital Assurance, its troubled former subsidiary. At the end of July, XL announced an agreement that substantially eliminated its total net exposure under reinsurance agreements and guarantees with Security Capital subsidiaries.

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Were there significant changes to the portfolio?

Major purchases and sales during the period reflected company-specific business fundamentals and developments. New positions were established in stocks such as Visa, Goldman Sachs, and Morgan Stanley. Please see “Comments on Five Largest Holdings” for discussion of these three companies.

Holdings in other securities, such as American International Group, American Express, and AllianceBernstein, were eliminated.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	7

Comments on Five Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/08.

6.5%	Visa, Inc. (Class A), IT Services

Visa operates the world’s largest consumer payment system, with some two billion credit and other payment cards in circulation. It licenses the Visa name to member institutions, which issue and market their own Visa products and participate in the VisaNet payment system (authorization, transaction processing, and settlement services). Visa also provides its customers with debit cards, Internet payment systems, value-storing smart cards, and traveler’s checks. The company, which was created by a restructuring of several Visa organizations, went public in March 2008. Jennison likes the growth in Visa’s gross dollar volume (the total value of its cardholders’ transactions), as well as its net revenue yield, pricing power, and cost-cutting opportunities. The manager also finds the company’s dominant U.S. debit market share, marketing scale, and current valuation attractive.

5.5%	Morgan Stanley, Capital Markets

Jennison believes Mitsubishi UFJ Financial’s $9 billion equity investment in Morgan Stanley allows Morgan to emerge as a survivor in the financial services sector and retain its cachet as a premier brand in the industry. The arrangement with the Japanese bank bolsters Morgan’s capital position, helps to accelerate its transition to a bank holding company structure, and enables it to pursue opportunities created by the continuing dislocation in the financial markets. Morgan continues to scale back its balance sheet and has lowered its leverage ratio to approximately 10% on a net basis. The manager believes that two or three years from now, the company will have leadership positions in investment banking, retail brokerage, and asset management.

5.4%	Annaly Capital Management, Inc., Real Estate Investment Trusts

Annaly Capital Management generates net income from the spread between the interest income on mortgage-backed securities and the associated cost of borrowing to finance their acquisition. All of the mortgage-backed securities the company owns are issued by an agency of the U.S. government (such as Fannie Mae and Freddie Mac) and carry an actual or implied AAA rating; the government backing and quality ratings greatly reduce the risk of default. As global markets have sold off Fannie and Freddie securities, Annaly’s “spread”—the difference between what it pays on its leverage and what it takes in from the securities—has increased, resulting in strong profits that are fueling an attractive annual dividend yield.

5.3%	Deutsche Boerse AG (Germany), Diversified Financial Services

Deutsche Boerse is Europe’s largest stock and derivatives exchange. Although the company has been hurt by slowing trading activity, Jennison likes its revenue diversification, share buybacks, tight cost control, and strong operating leverage.

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5.2%	Goldman Sachs Group, Inc. (The), Capital Markets

Although Goldman Sachs has been unable to escape the credit market weakness that has plagued investment banks over the past year or so, Jennison believes it remains best in class and should continue to benefit from its comparatively better navigation of the current troubled market environment.

Holdings reflect only long-term investments and are subject to change.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2008, at the beginning of the period, and held through the six-month period ended November 30, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Financial Services Fund		Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$675.00	2.87%	$12.02
	Hypothetical	$1,000.00	$1,010.65	2.87%	$14.43

Class B	Actual	$1,000.00	$674.00	3.57%	$14.94
	Hypothetical	$1,000.00	$1,007.15	3.57%	$17.91

Class C	Actual	$1,000.00	$672.80	3.57%	$14.93
	Hypothetical	$1,000.00	$1,007.15	3.57%	$17.91

Class Z	Actual	$1,000.00	$677.00	2.57%	$10.77
	Hypothetical	$1,000.00	$1,012.15	2.57%	$12.93

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2008, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	11

Portfolio of Investments

as of November 30, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 88.4%
COMMON STOCKS

Capital Markets 38.6%
30,400	Affiliated Managers Group, Inc.(a)(b)	$851,200
415,200	Azimut Holding SpA (Italy)	1,866,139
92,100	Bank of New York Mellon Corp. (The)	2,782,341
168,600	Charles Schwab Corp. (The)(g)	3,090,438
128,400	Eaton Vance Corp.	2,455,008
41,200	Goldman Sachs Group, Inc. (The)	3,254,387
101,100	Invesco Ltd.	1,268,805
75,900	Julius Baer Holding AG (Switzerland)	2,491,057
231,300	Morgan Stanley(b)(g)	3,411,675
201,100	TD Ameritrade Holding Corp.(a)	2,674,630

		24,145,680

Commercial Banks 4.4%
101,100	Bank of the Ozarks, Inc.	2,751,942

Consumer Finance 6.6%
111,500	Discover Financial Services(b)	1,140,645
323,300	SLM Corp.(a)(b)	2,977,593

		4,118,238

Diversified Consumer Services 2.6%
85,600	H&R Block, Inc.	1,637,528

Diversified Financial Services 13.9%
509,300	BM&F BOVESPA SA (Brazil)	1,132,535
49,800	BM&F BOVESPA SA, 144A (Brazil)(f)	110,741
46,900	Deutsche Boerse AG (Germany)	3,286,796
91,500	Interactive Brokers Group, Inc. (Class A)(a)(b)	1,668,960
78,700	JPMorgan Chase & Co.(g)	2,491,642

		8,690,674

Insurance 5.5%
39,500	StanCorp Financial Group, Inc.	1,315,745
5,400	White Mountains Insurance Group Ltd.	1,458,000
129,400	XL Capital Ltd. (Class A)(b)	650,882

		3,424,627

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	13

Portfolio of Investments

as of November 30, 2008 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

IT Services 6.5%
76,900	Visa, Inc. (Class A)(g)	$4,041,864

Real Estate Investment Trusts 10.3%
235,600	Annaly Capital Management, Inc.	3,385,572
493,300	MFA Mortgage Investments, Inc.	3,053,527

		6,439,099

	Total long-term investments (cost $73,445,631)	55,249,652

SHORT-TERM INVESTMENT 25.3%

Affiliated Money Market Mutual Fund
15,805,909	Dryden Core Investment Fund - Taxable Money Market Series (cost $15,805,909; includes $7,365,694 of cash collateral received for securities on loan) (Note 3)(c)(d)	15,805,909

	Total Investments, Before Securities Sold Short(e) 113.7% (cost $89,251,540; Note 5)	71,055,561

SECURITIES SOLD SHORT (17.0)%
COMMON STOCKS

Commercial Banks (11.6)%
140,700	U.S. Bancorp	(3,796,086)
118,900	Wells Fargo & Co	(3,435,021)

		(7,231,107)

Exchange Traded Fund (5.4)%
142,600	SPDR KBW Bank ETF	(3,378,194)

	Total securities sold short (proceeds $11,083,473)	(10,609,301)

	Total Investments, Net of Securities Sold Short(e) 96.7% (cost $78,168,067; Note 5)	60,446,260
	Other assets in excess of other liabilities 3.3%	2,050,513

	Net Assets 100.0%	$62,496,773

(a)	Non-income producing security.
(b)	All or a portion of a security is on loan. The aggregate market value of such securities is $6,817,410; cash collateral of $7,365,694 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

See Notes to Financial Statements.

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(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund —Taxable Money Market Series.
(e)	As of November 30, 2008, two securities representing $4,357,196 and 7.0% of net assets were fair valued in accordance with the policies adopted by the Board of Directors. This amount was valued using Other Significant Observable Inputs (Level 2, as defined below).
(f)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified Institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(g)	A portion of a security is segregated as collateral in connection with the short positions carried by the Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices—Long	$66,698,365	—
Level 1—Quoted Prices—Short	(10,609,301)
Level 2—Other Significant Observable Inputs	4,357,196	—
Level 3—Significant Unobservable Inputs	—	—

Total	$60,446,260	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	15

Portfolio of Investments

as of November 30, 2008 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 11/30/07	$1,177,820
Realized gain (loss)	(980,092)
Change in unrealized appreciation (depreciation)	464,935
Net purchases (sales)	(662,663)
Transfers in and/or out of Level 3	—

Balance as of 11/30/08	$—

The industry classification of portfolio holdings and other assets in excess of other liabilities shown as a percentage of net assets as of November 30, 2008 was as follows:

Capital Markets	38.6%
Affiliated Money Market Mutual Fund (including 11.8% of collateral received for securities on loan)	25.3
Diversified Financial Services	13.9
Real Estate Investment Trusts	10.3
Consumer Finance	6.6
IT Services	6.5
Insurance	5.5
Commercial Banks	4.4
Diversified Consumer Services	2.6

113.7
Securities Sold Short
Commercial Banks	(11.6)
Exchange Traded Fund	(5.4)
Other assets in excess of other liabilities	3.3

100.0%

See Notes to Financial Statements.

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Financial Statements

NOVEMBER 30, 2008	ANNUAL REPORT

JennisonDryden Sector Funds, Inc.

Dryden Financial Services Fund

Statement of Assets and Liabilities

as of November 30, 2008

Assets
Investments at value, including securities on loan of $6,817,410:
Unaffiliated investments (cost $73,445,631)	$55,249,652
Affiliated investments (cost $15,805,909)	15,805,909
Cash	77,757
Foreign currency, at value (cost $15)	14
Deposit with broker on securities sold short	10,410,633
Foreign tax reclaim receivable	48,597
Receivable for Fund shares sold	37,711
Dividends and interest receivable	22,928
Prepaid expenses	1,246

Total assets	81,654,447

Liabilities
Securities sold short, at value (proceeds $11,083,473)	10,609,301
Payable to broker for collateral for securities on loan	7,365,694
Payable for investments purchased	483,322
Payable for Fund shares reacquired	336,883
Broker fees payable on short sales	147,849
Accrued expenses	103,471
Management fee payable	37,567
Payable to broker	24,882
Affiliated transfer agent fee payable	23,589
Distribution fee payable	23,425
Deferred directors' fees	1,691

Total liabilities	19,157,674

Net Assets	$62,496,773

Net assets were comprised of:
Common stock, at par	$102,776
Paid-in capital in excess of par	97,318,510

97,421,286
Undistributed net investment income	306,410
Accumulated net realized loss on investment and foreign currency transactions	(17,506,932)
Net unrealized depreciation on investments and foreign currencies	(17,723,991)

Net assets, November 30, 2008	$62,496,773

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($39,507,438 ÷ 6,394,891 shares of common stock issued and outstanding)	$6.18
Maximum sales charge (5.50% of offering price)	.36

Maximum offering price to public	$6.54

Class B
Net asset value, offering price and redemption price per share
($6,646,930 ÷ 1,144,842 shares of common stock issued and outstanding)	$5.81

Class C
Net asset value, offering price and redemption price per share
($10,690,037 ÷ 1,840,014 shares of common stock issued and outstanding)	$5.81

Class Z
Net asset value, offering price and redemption price per share
($5,652,368 ÷ 897,899 shares of common stock issued and outstanding)	$6.30

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	19

Statement of Operations

Year Ended November 30, 2008

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $39,741)	$1,565,961
Affiliated dividend income	277,117
Affiliated income from securities loaned, net	119,912
Unaffiliated interest income	1,396

Total income	1,964,386

Expenses
Management fee	588,204
Distribution fee—Class A	133,493
Distribution fee—Class B	117,292
Distribution fee—Class C	137,231
Dividend expense on short positions	287,788
Transfer agent’s fees and expenses (including affiliated expense of $112,800) (Note 3)	229,000
Broker fees and expenses on short sales	200,624
Custodian’s fees and expenses	62,000
Reports to shareholders	33,000
Registration fees	30,000
Audit fee	21,000
Legal fees and expenses	16,000
Directors’ fees	14,000
Insurance	2,000
Miscellaneous	11,495

Total expenses	1,883,127

Net investment income	81,259

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(16,249,258)
Short sale transactions	3,380,100
Foreign currency transactions	(33,493)

(12,902,651)

Net change in unrealized appreciation (depreciation) on:
Investments	(28,586,366)
Short sales	474,172
Foreign currencies	(3,829)

(28,116,023)

Net loss on investment and foreign currency transactions	(41,018,674)

Net Decrease In Net Assets Resulting From Operations	$(40,937,415)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$81,259	$688,312
Net realized gain (loss) on investment and foreign currency transactions	(12,902,651)	12,597,902
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(28,116,023)	(11,674,590)

Net increase (decrease) in net assets resulting from operations	(40,937,415)	1,611,624

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(590,613)	—
Class B	(55,742)	—
Class C	(50,397)	—
Class Z	(57,862)	—

	(754,614)	—

Distributions from net realized gains
Class A	(8,587,455)	(975,250)
Class B	(3,380,772)	(444,755)
Class C	(3,059,681)	(370,814)
Class Z	(682,863)	(73,173)

	(15,710,771)	(1,863,992)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	40,118,742	16,802,075
Net asset value of shares issued in reinvestment of dividends and distributions	15,537,794	1,767,979
Cost of shares reacquired	(31,129,111)	(34,350,035)

Net increase (decrease) in net assets from Fund share transactions	24,527,425	(15,779,981)

Total decrease	(32,875,375)	(16,032,349)

Net Assets
Beginning of year	95,372,148	111,404,497

End of year(a)	$62,496,773	$95,372,148

(a) Includes undistributed net investment income of:	$306,410	$613,231

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	21

Notes to Financial Statements

JennisonDryden Sector Funds, Inc. (formerly known as Jennison Sector Funds, Inc.) (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company currently consists of three portfolios: Jennison Health Sciences Fund, Jennison Utility Fund and Dryden Financial Services Fund (formerly known as Jennison Financial Services Fund). These financial statements relate to Dryden Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity-related securities of companies in the financial services sector. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of

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trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted and Illiquid Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under Securities Law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	23

Notes to Financial Statements

continued

less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales. The Fund maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Fund’s Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to compensate the Fund for the failure of Lehman to return the securities. Any excess collateral was returned to Lehman subsequent to year end.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities

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sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level. Net investment income or loss (other than distribution fees which are charged directly to the respective class), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	25

Notes to Financial Statements

continued

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares through March 31, 2008.

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PIMS has advised the Fund that it received approximately $228,600 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2008, it received approximately $300, $15,200 and $2,800 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of ..06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2008.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (First Clearing), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2008, the Fund incurred approximately $103,400 in total networking fees, of which approximately $47,000 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	27

Notes to Financial Statements

continued

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2008, PIM has been compensated approximately $51,400 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2008, were $139,427,119 and $126,982,347, respectively. Short sales and purchases to cover were $59,539,002 and $45,075,429, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended November 30, 2008, the adjustments were to increase undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions by $366,534 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies and reclassification of dividends received on short sales. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended November 30, 2008, the tax character of distributions paid by the fund was $6,666,773 from ordinary income and $9,798,612 from long-term capital gains. For the year ended November 30, 2007, the tax character of distributions paid by the fund was $1,328,157 from ordinary income and $535,835 from long-term capital gains.

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As of November 30, 2008, the Fund had undistributed ordinary income on a tax basis of $182,036.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of November 30, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$91,078,640	$1,598,793	$(21,621,872)	$(20,023,079)	$471,988	$(19,551,091)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other book to tax differences. The other cost basis adjustments are primarily attributable to mark to market of receivables and payables and short sales.

For federal income tax purposes, the Fund had a capital loss carryforward at November 30, 2008 of approximately $15,545,000 which expires in 2016. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	29

Notes to Financial Statements

continued

There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2008:
Shares sold	2,538,438	$21,055,362
Shares issued in reinvestment of dividends and distributions	835,998	8,625,865
Shares reacquired	(1,964,017)	(16,568,604)

Net increase (decrease) in shares outstanding before conversion	1,410,419	13,112,623
Shares issued upon conversion from Class B	747,471	6,629,953

Net increase (decrease) in shares outstanding	2,157,890	$19,742,576

Year ended November 30, 2007:
Shares sold	863,813	$11,373,247
Shares issued in reinvestment of distributions	68,400	922,042
Shares reacquired	(1,450,496)	(18,860,080)

Net increase (decrease) in shares outstanding before conversion	(518,283)	(6,564,791)
Shares issued upon conversion from Class B	671,904	8,663,808

Net increase (decrease) in shares outstanding	153,621	$2,099,017

Class B
Year ended November 30, 2008:
Shares sold	727,722	$5,805,459
Shares issued in reinvestment of dividends and distributions	334,881	3,272,528
Shares reacquired	(800,778)	(6,326,037)

Net increase (decrease) in shares outstanding before conversion	261,825	2,751,950
Shares reacquired upon conversion into Class A	(791,178)	(6,629,953)

Net increase (decrease) in shares outstanding	(529,353)	$(3,878,003)

Year ended November 30, 2007:
Shares sold	191,989	$2,394,361
Shares issued in reinvestment of distributions	32,997	423,023
Shares reacquired	(640,211)	(7,951,633)

Net increase (decrease) in shares outstanding before conversion	(415,225)	(5,134,249)
Shares reacquired upon conversion into Class A	(705,065)	(8,663,808)

Net increase (decrease) in shares outstanding	(1,120,290)	$(13,798,057)

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	Shares	Amount
Class C
Year ended November 30, 2008:
Shares sold	707,602	$5,558,215
Shares issued in reinvestment of dividends and distributions	297,647	2,907,979
Shares reacquired	(656,150)	(5,200,528)

Net increase (decrease) in shares outstanding	349,099	$3,265,666

Year ended November 30, 2007:
Shares sold	106,038	$1,329,696
Shares issued in reinvestment of distributions	27,427	351,613
Shares reacquired	(499,164)	(6,224,306)

Net increase (decrease) in shares outstanding	(365,699)	$(4,542,997)

Class Z
Year ended November 30, 2008:
Shares sold	881,656	$7,699,706
Shares issued in reinvestment of dividends and distributions	69,839	731,422
Shares reacquired	(388,333)	(3,033,942)

Net increase (decrease) in shares outstanding	563,162	$5,397,186

Year ended November 30, 2007:
Shares sold	127,334	$1,704,771
Shares issued in reinvestment of distributions	5,216	71,301
Shares reacquired	(99,657)	(1,314,016)

Net increase (decrease) in shares outstanding	32,893	$462,056

Note 7. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	31

Notes to Financial Statements

continued

Note 8. Subsequent Event

At its meeting held on November 6, 2008, the Board of Directors of the Fund approved the appointment of Wellington Asset Management as the new sub-adviser of the Fund. Wellington will take over the sub-advisory function on or about January 28, 2009.

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Financial Highlights

NOVEMBER 30, 2008	ANNUAL REPORT

JennisonDryden Sector Funds, Inc.

Dryden Financial Services Fund

Financial Highlights

Class A
Year Ended November 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.59

Income (loss) from investment operations:
Net investment income	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.27)

Total from investment operations	(4.24)

Less Dividends and Distributions:
Dividends from net investment income	(.14)
Distributions from net realized gains	(2.03)

Total dividends and distributions	(2.17)

Net asset value, end of year	$6.18

Total Return(b):	(40.57)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$39,508
Average net assets (000)	$47,123
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	2.19%
Expenses, excluding distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.28%
Net investment income	.32%
For Class A, B, C and Z shares:
Portfolio turnover rate	176%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through March 31, 2008.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class A
Year Ended November 30,
2007(a)	2006(a)	2005	2004

$12.61	$13.11	$13.47	$11.88

.13	.07	.04	.11

.07	2.25	.98	1.62

.20	2.32	1.02	1.73

—	—	(.11)	(.08)
(.22)	(2.82)	(1.27)	(.06)

(.22)	(2.82)	(1.38)	(.14)

$12.59	$12.61	$13.11	$13.47

1.47%	18.92%	8.31%	14.73%

$53,329	$51,492	$28,162	$28,110
$57,081	$34,156	$28,833	$27,955

1.41%	1.52%	1.56%	1.49%
1.16%	1.27%	1.31%	1.24%
—	—	—	—
.96%	.52%	.31%	.81%

127%	72%	78%	70%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	35

Financial Highlights

continued

Class B
Year Ended November 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.93

Income (loss) from investment operations:
Net investment income (loss)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.03)

Total from investment operations	(4.06)

Less Dividends and Distributions:
Dividends from net investment income	(.03)
Distributions from net realized gains	(2.03)

Total dividends and distributions	(2.06)

Net asset value, end of year	$5.81

Total Return(b):	(40.99)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$6,647
Average net assets (000)	$11,730
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.91%
Expenses, excluding distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.28%
Net investment income (loss)	(.42)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class B
Year Ended November 30,
2007(a)	2006(a)	2005	2004

$12.05	$12.74	$13.11	$11.57

.02	(.05)	(.06)	.01

.08	2.18	.97	1.59

.10	2.13	.91	1.60

—	—	(.01)	—
(.22)	(2.82)	(1.27)	(.06)

(.22)	(2.82)	(1.28)	(.06)

$11.93	$12.05	$12.74	$13.11

.70%	18.01%	7.46%	13.90%

$19,978	$33,682	$53,329	$64,021
$26,744	$47,402	$58,311	$67,014

2.16%	2.27%	2.31%	2.24%
1.16%	1.27%	1.31%	1.24%
—	—	—	—
.17%	(.40)%	(.44)%	.05%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	37

Financial Highlights

continued

Class C
Year Ended November 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.93

Income (loss) from investment operations:
Net investment income (loss)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.03)

Total from investment operations	(4.06)

Less Dividends and Distributions:
Dividends from net investment income	(.03)
Distributions from net realized gains	(2.03)

Total dividends and distributions	(2.06)

Net asset value, end of year	$5.81

Total Return(c):	(40.99)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$10,690
Average net assets (000)	$13,723
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.91%
Expenses, excluding distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.28%
Net investment income (loss)	(.40)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class C
Year Ended November 30,
2007(a)	2006(a)	2005	2004

$12.05	$12.74	$13.11	$11.57

.02	(.05)	(.06)	— (b)

.08	2.18	.97	1.60

.10	2.13	.91	1.60

—	—	(.01)	—
(.22)	(2.82)	(1.27)	(.06)

(.22)	(2.82)	(1.28)	(.06)

$11.93	$12.05	$12.74	$13.11

.70%	18.01%	7.46%	13.90%

$17,786	$22,375	$21,475	$25,480
$21,205	$21,359	$23,086	$27,402

2.16%	2.27%	2.31%	2.24%
1.16%	1.27%	1.31%	1.24%
—	—	—	—
.19%	(.40)%	(.44)%	.04%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	39

Financial Highlights

continued

Class Z
Year Ended November 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.78

Income (loss) from investment operations:
Net investment income	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.33)

Total from investment operations	(4.28)

Less Dividends and Distributions:
Dividends from net investment income	(.17)
Distributions from net realized gains	(2.03)

Total dividends and distributions	(2.20)

Net asset value, end of year	$6.30

Total Return(b):	(40.32)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,652
Average net assets (000)	$5,853
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees, dividend expense on short positions and broker fees and expenses on short sales	1.28%
Net investment income	.60%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2007(a)	2006(a)	2005	2004

$12.77	$13.22	$13.57	$11.98

.16	.09	.08	.17

.07	2.28	.99	1.59

.23	2.37	1.07	1.76

—	—	(.15)	(.11)
(.22)	(2.82)	(1.27)	(.06)

(.22)	(2.82)	(1.42)	(.17)

$12.78	$12.77	$13.22	$13.57

1.69%	19.16%	8.61%	14.90%

$4,279	$3,855	$2,914	$3,241
$4,347	$3,452	$2,902	$3,877

1.16%	1.27%	1.31%	1.24%
1.16%	1.27%	1.31%	1.24%
—	—	—	—
1.22%	.71%	.57%	1.05%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

JennisonDryden Sector Funds, Inc.—Dryden Financial Services Fund:

We have audited the accompanying statement of assets and liabilities of JennisonDryden Sector Funds, Inc.—Dryden Financial Services Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 23, 2009

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2008) as to the federal tax status of distributions paid by the Fund during such fiscal year. We are advising you that the Fund paid dividends of $0.140 for Class A shares, $0.034 for Class B and C shares and $0.173 for Class Z share from net investment income. Additionally, the Fund paid distributions of $0.765 per share of short-term capital gains for Class A, B, C and Z shares which are taxable as ordinary income. Also, the Fund paid $1.268 per share of long-term capital gains for Class A, B, C and Z shares which are taxable as such.

Further, we wish to advise you that 22.29% of ordinary income dividends paid in the fiscal year ended November 30, 2008 qualified for the corporate dividend received deduction available to corporate taxpayers.

For the fiscal year ended November 30, 2008, the Fund designates 25.63% of ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates 100% of the distributions of short-term capital gains paid as short-term capital gain dividends under the American Jobs Creation Act of 2004.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2008.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund	43

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008)
Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker- dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co., Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 62

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

1 The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

    Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

I. Renewal of Management Agreement and Existing Subadvisory Agreement:

The Board of Directors (the “Board”) of JennisonDryden Sector Funds, Inc. oversees the management of Dryden Financial Services Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three- and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Dryden Financial Services Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Financial Services Funds Performance Universe) was in

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the first quartile over the one-year period, and in the second quartile over three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and the Fund’s total expenses ranked in the Expense Group’s second quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

Approval of Advisory Agreements (continued)

concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

II. Approval of New Subadvisory Agreement:

At a meeting of the Board held on November 12, 2008, the Board approved a new subadvisory agreement for the Fund, as explained below.

Pursuant to a recommendation by PI, the Board approved a new subadvisory agreement between PI and Wellington Management Company LLP (Wellington) and the termination of the existing subadvisory agreement with Jennison.

In approving the new subadvisory agreement, the Board considered PI’s assertion that it was advisable and recommended to approve a new subadvisory agreement with Wellington with respect to the Fund due to a decision by Jennison to resign as the Fund’s subadviser. The Board considered an analysis prepared by PI’s Strategic Investments Research Group (SIRG) and noted SIRG’s recommendation that the Fund would be best served in the future by retaining Wellington as the Fund’s subadviser.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by Jennison under the current subadvisory agreement and those that would be provided by Wellington under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that Jennison and Wellington were each required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

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With respect to the quality of services, the Board considered, among other things, the background and experience of the Wellington management team. The Board met with representatives from Wellington and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Wellington. The Board noted that it received a favorable compliance report from Compliance as to Wellington.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by Wellington and that there was a reasonable basis on which to conclude that the Fund would benefit from the subadvisory services to be provided by Wellington under the new subadvisory agreement.

Performance of the Fund

The Board received and considered information regarding the performance of other investment companies managed by Wellington utilizing investment styles and strategies similar to that proposed for the Fund. The Board concluded that it was satisfied with the performance record of Wellington.

Investment Subadvisory Fee Rates

The Board considered the proposed subadvisory fee rates payable by PI to Wellington under the proposed new subadvisory agreement. The Board also considered, among other things, the fee rates payable to Wellington by other funds with investment objectives similar to that of the Fund. The Board noted that PI pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Fund to PI. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager.

The Board concluded that the proposed subadvisory fee rates under the new subadvisory agreement were reasonable.

Subadviser’s Profitability

Because the engagement of Wellington is new, there is no historical profitability information with regard to its arrangements with the Fund. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Fund contained breakpoints that reduce the fee rate on assets above specified levels, but did not consider this as a factor, because, as discussed above, PI pays the subadvisory fees.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Wellington and its affiliates as a result of its relationships with the Fund. The Board concluded that the potential benefits to be derived by Wellington included the ability to use soft dollar credits, brokerage commissions received by affiliates of Wellington, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by PI and Wellington were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreement was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/08
	One Year	Five Years	Since Inception
Class A	–43.75%	–3.35%	1.08%
Class B	–43.23	–3.06	0.95
Class C	–41.37	–2.97	0.93
Class Z	–40.22	–2.00	1.94

Average Annual Total Returns (Without Sales Charges) as of 11/30/08
	One Year	Five Years	Since Inception
Class A	–40.47%	–2.25%	1.69%
Class B	–40.78	–2.94	0.95
Class C	–40.89	–2.97	0.93
Class Z	–40.22	–2.00	1.94

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 2.21%; Class B, 2.91%; Class C, 2.91%; Class Z, 1.91%. Net operating expenses: Class A, 2.19%; Class B, 2.91%; Class C, 2.91%; Class Z, 1.91%, after contractual reduction for Class A through 3/31/2008.

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The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 6/30/99.

The graph compares a $10,000 investment in the Dryden Financial Services Fund (Class A shares) with a similar investment in the S&P 500 Financials Index and the S&P Composite 1500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through March 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Financials Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment and real estate, including REITs. The S&P Composite 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the 400 largest stocks contained in the S&P Mid-Cap 400 Index, and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees.

JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreeen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Wellington Management Company, LLP	75 State Street Boston, MA 02109

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Sector Funds, Inc./Dryden Financial Services Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Financial Services Fund
Share Class	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	476294103	476294202	476294301	476294400

MF188E    IFS-A160420    Ed. 01/2009

NOVEMBER 30, 2008	ANNUAL REPORT

Jennison Health Sciences Fund

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

January 15, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Health Sciences Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Health Sciences Fund, a series of JennisonDryden Sector Funds, Inc., is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Gross operating expenses: Class A, 1.21%; Class B, 1.91%; Class C, 1.91%; Class L, 1.41%; Class M, 1.91%; Class X, 1.14%; Class Z, 0.91%. Net operating expenses: Class A, 1.19%; Class B, 1.91%; Class C, 1.91%; Class L, 1.41%; Class M, 1.91%; Class X, 1.14%; Class Z, 0.91%, after contractual reduction through 3/31/2008 for Class A shares. After 3/31/2008, Class A shares are not subject to a contractual reduction.

Cumulative Total Returns as of 11/30/08
	One Year	Five Years	Since Inception[1]
Class A	–31.47%	45.01%	157.60%
Class B	–31.97	39.78	140.08
Class C	–31.94	39.79	140.10
Class L	–31.65	N/A	–14.49
Class M	–31.99	N/A	–15.81
Class X	–30.96	N/A	–13.16
Class Z	–31.28	46.97	164.13
S&P 1500 Health Care Index[2]	–30.45	–3.60	**
S&P Composite 1500 Index[3]	–38.08	–6.15	***
Lipper Health/Biotechnology Funds Avg.[4]	–29.76	3.81	****

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Average Annual Total Returns[5] as of 12/31/08
	One Year	Five Years	Since Inception[1]
Class A	–30.26%	6.95%	10.71%
Class B	–30.38	7.23	10.55
Class C	–27.41	7.38	10.55
Class L	–30.62	N/A	–4.34
Class M	–31.12	N/A	–3.77
Class X	–30.06	N/A	–3.05
Class Z	–25.97	8.46	11.67
S&P 1500 Health Care Index[2]	–23.76	–0.43	**
S&P Composite 1500 Index[3]	–36.72	–1.89	***
Lipper Health/Biotechnology Funds Avg.[4]	–22.99	1.06	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. Class L, Class M, and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Under certain circumstances, Class A and Class L shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 6/30/99; Class L, Class M, and Class X, 11/25/05.

2The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index.

3The Standard & Poor’s Composite (S&P Composite) 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed.

4The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven, eight, eight, and ten years after purchase, Class B, Class M, Class X, and new Class X shares, respectively, will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	3

Your Fund’s Performance (continued)

**S&P 1500 Health Care Index Closest Month-End to Inception cumulative total returns as of 11/30/08 are 0.56% for Class A, Class B, Class C, and Class Z; and –15.08% for Class L, Class M, and Class X. S&P 1500 Health Care Index Closest Month-End to Inception average annual total returns as of 12/31/08 are 0.76% for Class A, Class B, Class C, and Class Z; and –3.09% for Class L, Class M, and Class X.

***S&P Composite 1500 Index Closest Month-End to Inception cumulative total returns as of 11/30/08 are –18.28% for Class A, Class B, Class C, and Class Z; and –24.14% for Class L, Class M, and Class X. S&P Composite 1500 Index Closest Month-End to Inception average annual total returns as of 12/31/08 are –1.95% for Class A, Class B, Class C, and Class Z; and –8.12% for Class L, Class M, and Class X.

****Lipper Health/Biotechnology Funds Average Closest Month-End to Inception cumulative total returns as of 11/30/08 are 56.06% for Class A, Class B, Class C, and Class Z; and –16.81% for Class L, Class M, and Class X. Lipper Health/Biotechnology Funds Average Closest Month-End to Inception average annual total returns as of 12/31/08 are 5.00% for Class A, Class B, Class C, and Class Z; and –3.89% for Class L, Class M, and Class X.

Investors cannot invest directly in an index. The returns for the S&P 1500 Health Care Index and the S&P Composite 1500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/08
AMAG Pharmaceuticals, Inc., Life Sciences Tools & Services	5.0%
Abbott Laboratories, Pharmaceuticals	4.9
Gilead Sciences, Inc., Biotechnology	4.8
Cephalon, Inc., Biotechnology	4.7
Ironwood Pharmaceutical (Microbia), Private Placement, Series E, Biotechnology	3.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/08
Biotechnology	46.5%
Pharmaceuticals	25.3
Healthcare Providers & Services	7.2
Life Sciences Tools & Services	7.0
Healthcare Equipment & Supplies	5.4

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Health Sciences Fund’s Class A shares fell 31.47% in the 12 months ended November 30, 2008, underperforming the benchmark S&P 1500 Health Care Index (the Healthcare Index), which declined 30.45%, and the Lipper Health/Biotechnology Funds Average, which dropped 29.76%.

Every sector in the Health Care Index lost ground, with all but biotechnology posting double-digit declines. Losses in healthcare providers and services, healthcare technology, and life sciences tools and services exceeded 40%. The Fund’s greatest losses were in healthcare providers and services, healthcare equipment and supplies, and life sciences tools and services. The decline in healthcare technology holdings was relatively modest.

Strong stock selection in healthcare technology and life sciences tools and services benefited the Fund’s performance relative to the benchmark. An overweight position in biotechnology and underweight positions in healthcare providers and services and healthcare equipment and supplies also worked well. Stock selection detracted from performance in biotechnology, pharmaceuticals, healthcare equipment and supplies, and healthcare providers and services. The Fund’s underexposure to pharmaceuticals also hurt relative performance.

What was the market environment like during the reporting period?

It was a difficult and volatile time for virtually all equity styles and sectors. Problems in the subprime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final few months of the reporting period proved exceptionally tumultuous and were capped by an alarming series of events: the U.S. government’s takeover of Fannie Mae, Freddie Mac, and AIG; the failure of Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s acquisition of Merrill Lynch; and the conversion of investment banks Goldman Sachs and Morgan Stanley to commercial banks.

With an unprecedented level of coordination and cooperation, the U.S. Treasury Department and the Federal Reserve (the Fed) presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (TARP). An initial $250 billion was invested in nine large U.S. financial institutions in an attempt to restore confidence in the system.

Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	5

Strategy and Performance Overview (continued)

close, when U.S. demand fell and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Fed lowered its funds rate from 4.50% to 1.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption increasingly pointed to recession, as the effects of the credit crisis worked through the economy.

Which holdings made the largest positive contributions to the Fund’s return?

Biotechnology holdings Millennium Pharmaceuticals, Cephalon, Myriad Genetics, and Allos Therapeutics were key contributors to the Fund’s return. Leading oncology biopharmaceutical company Millennium climbed on news that it was being acquired by Japanese pharmaceuticals company Takeda for $25 per share, roughly a 53% premium over the stock’s closing price the day before the acquisition was announced. The deal closed in May. Millennium researches and develops treatments for cancer and inflammatory diseases. Velcade, its U.S.-marketed treatment for multiple myeloma (a rare form of plasma cell cancer), has promising growth potential.

Myriad Genetics focuses on molecular diagnostics (MD) and the discovery and development of novel therapeutics. The company has successfully developed and commercialized several genomics-based MD products that assess the risk for developing breast, colon, uterine, and skin cancer. Myriad shares climbed on the potential of Flurizan, Myriad’s drug candidate for the treatment of Alzheimer’s disease. The Fund closed its position in the stock at the beginning of July, after the company ended its program to develop Flurizan in the wake of disappointing Phase III clinical trial results for the drug in patients with mild Alzheimer’s disease.

Allos Therapeutics has broadened its solid tumor development program to include an additional indication—advanced or metastatic relapsed transitional cell carcinoma (TCC) of the urinary bladder. No agents have yet been approved for treatment of the condition, which is far and away the most common form of bladder cancer. Phase I/II trial results have already confirmed the robust effectiveness of the company’s drug PDX (pralatrexate) in treating patients with peripheral T-cell lymphoma (PTCL), a rare form of non-Hodgkin’s lymphoma for which there is currently no approved pharmaceutical treatment.

Please see “Comments on Largest Holdings” for discussion of Cephalon.

Barr Pharmaceuticals, Lev Pharmaceuticals, and Perrigo were contributors of note in the pharmaceuticals sector. Barr is one of the world’s largest makers of generic drugs. The manager believes generic drug makers are positioned to benefit from an improved pricing environment, growing demand, industry consolidation, and favorable political and regulatory environments. The manager also likes Barr’s solid pipeline and strong presence in women’s health/oral contraceptives. The Fund eliminated its position in Barr, however, after the stock soared on news that the

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company was being acquired by another generic drug maker held in the Fund, Teva Pharmaceuticals.

Like Millennium and Barr, development-stage biopharmaceutical company Lev Pharmaceuticals rose on acquisition/consolidation developments. Its product candidates are based on a human plasma protein that modulates inflammation and is a potential treatment for a range of medical indications, including hereditary angioedema, an immune-system disorder that causes swelling, particularly of the face and airways, as well as abdominal cramping. In July, ViroPharma, a biotechnology company with a focus on developing treatments for serious diseases, including hereditary angioedema, announced that it would acquire Lev. The Fund established a position in ViroPharma shares prior to the announcement, in April 2008.

Perrigo, another important manufacturer of generic and private label over-the-counter pharmaceuticals and supplements, showed solid revenue growth and margin expansion. The Fund sold its Perrigo shares in March, after a run-up in the stock made it a less compelling investment.

Which holdings detracted most from the Fund’s return?

Healthcare providers and services holding Aetna was a notable detractor from the Fund’s return. Health insurers in general were hit by worries about higher medical loss ratios and accelerating medical cost trends. The weakness also reflected an extension of investor concerns about the financial well-being of non-healthcare insurance companies. The manager believes Aetna’s balance sheet and investment portfolio remain solid and appropriately positioned for the shorter-duration healthcare business. Unlike most of its peers, Aetna maintained its double-digit earnings per share (EPS) and revenue growth guidance for 2008, suggesting that better execution and solid management can drive EPS growth even in a cyclical downturn.

In pharmaceuticals, Elan and XenoPort hurt returns. Elan fell on discouraging Phase II clinical trial data for its Alzheimer’s drug candidate, Bapineuzumab. While the drug increased the cognitive ability of patients lacking a gene known as ApoE4, it was ineffective in patients with the gene. More troubling, it raised the risk of a potentially serious side effect, a build-up of fluid in the brain known as vasogenic edema. Bapineuzumab has been touted as the first drug to potentially slow progression of Alzheimer’s, rather than just treat symptoms. Elan shares were also hit by reports of new cases of progressive multifocal leukoencephalopathy (PML), a rare and often fatal viral disease, in multiple sclerosis patients using the company’s drug Tysabri. The Fund closed the position in Elan in October.

XenoPort withdrew its New Drug Application for Solzira in the treatment of restless legs syndrome (RLS) to reformat data from a Phase III study. The Food and Drug Administration (FDA) did not express concerns about the content of the application,

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	7

Strategy and Performance Overview (continued)

but the withdrawal will delay milestone payments of $23 million from partner GlaxoSmithKline to XenoPort. The manager expects the company to re-file the application in the first quarter of 2009 and to receive approval in early 2010, which should not materially affect the sales potential of Solzira in RLS. The drug has been shown to significantly improve symptoms of the neurological movement disorder, which include uncontrollable urges to move the legs and painful sensations that often lead to insomnia.

Incyte and Vanda Pharmaceuticals hurt Fund performance in the biotechnology sector. Incyte, which focuses on developing proprietary small molecule drugs (medicinal drug compounds with very light molecular weights) fell even though data from a Phase IIa clinical trial showed its drug candidate, INCB18424, reduced the symptoms of rheumatoid arthritis. Incyte is also testing this drug as a treatment for psoriasis. Although the trial results are encouraging, the drug is in the early stages of development and could face competition from similar products being tested by competitors. The decline in Incyte shares may have reflected concerns that despite its strong cash balance, additional capital may be required to fund development in what is becoming an increasingly challenging financing environment.

Vanda’s stock fell after the Food and Drug Administration (FDA) rejected its experimental schizophrenia treatment, Iloperidone, prompting it and partner Titan Pharmaceuticals to put the program on hold. Although Iloperidone was more effective than a placebo in clinical studies, it was no more effective than some currently marketed drugs. The FDA recommended additional studies that compare Iloperidone to current treatments such as Johnson & Johnson’s Risperdal or Eli Lilly’s Zyprexa. The FDA will also require additional safety data to consider another application. The Fund sold its Vanda position in July.

Were there significant changes to the portfolio?

The Fund made selective additions in the biotechnology sector, where the manager believes downward movements have been extreme and industry fundamentals remain relatively intact despite the downturn in the economy. Jennison considers biotechnology a relatively defensive investment, one which holds up during market fluctuations, since business cycles tend to not affect demand for lifesaving biotech drugs. The Fund also reduced its large-cap pharmaceuticals holdings, since that industry faces regulatory hurdles to new cholesterol and diabetes drug approvals.

The Fund took new positions in AMAG Pharmaceuticals, Alexion Pharmaceuticals, Cephalon, China Medical Technologies, Shire, and United Therapeutics. Alexion develops drugs based on antibodies that inhibit certain immune system functions that cause autoimmune disorders, cancers, and other diseases. Its first marketed product, Soliris, won U.S. and European approval in 2007 for the treatment of a rare, genetic, and potentially life-threatening blood disorder known as paroxysmal nocturnal

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hemoglobinuria or PNH. Alexion is developing the same antibody as a potential treatment for other autoimmune and inflammatory conditions, including myasthenia gravis (a neuromuscular disease leading to muscle weakness and fatigue), multifocal neuropathy (another condition in which muscles become progressively weaker), and severe asthma. It has other antibodies at early stages of development that may treat leukemia and other cancers.

China Medical designs, develops, and manufactures medical equipment and biomedical products especially in-vitro diagnostic (IVD) products used in the collection, preparation, and examination of specimens taken from the human body. The manager believes China Medical has the potential to capture tremendous opportunities in the IVD market, one of the fastest-growing segments of the Chinese medical device industry.

Specialty pharmaceutical company Shire has the broadest pipeline and product portfolio in medications for attention deficit hyperactivity disorder (ADHD) in the manager’s view. The company’s ADHD products include Vyvanse (a stimulant), Daytrana (a patch), and Intuniv (a non-stimulant). Jennison believes this broad portfolio gives Shire a competitive advantage when marketing to specialty physicians. The manager also likes the prospects for growth in the company’s human genetic therapies business.

Please see “Comments on Largest Holdings” for discussion of AMAG Pharmaceuticals and Cephalon.

Holdings in Elan, Hologic, and Wyeth were eliminated. Hologic makes mammography and breast biopsy systems as well as X-ray and ultrasound bone densitometers, which measure bone density to diagnose and monitor metabolic bone diseases such as osteoporosis. A slowing in hospital capital equipment spending, which reflected hospitals’ declining fundamentals and strained access to the capital markets, hurt its share price. Jennison believes Hologic’s reduced chance of meaningful gains in the intermediate term and concerns that growth will moderate in 2009 may pressure the stock value.

Although Jennison believes Wyeth’s diversified pharmaceutical portfolio gives the company a buffer from individual product or franchise risks, the manager was disappointed by the discouraging Phase II clinical trial data for Bapineuzumab, the potential Alzheimer’s drug Wyeth is co-developing with Elan.

As always, Jennison strives to construct a well-diversified portfolio that draws on rigorous research and bottom-up stock selection. In all areas, the manager looks for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	9

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/08.

5.0%	AMAG Pharmaceuticals, Inc., Life Sciences Tools & Services

AMAG Pharmaceuticals uses iron oxide nanoparticles to create organ-specific diagnostic contrast agents (compounds used to improve the visibility of internal organs) used in magnetic resonance imaging (MRI) tests. It has two products on the market: Feridex IV (for the diagnosis of liver lesions) and GastroMARK (used for delineating the bowel in abdominal imaging). The firm is developing Combidex as a contrast agent for the diagnosis of metastatic lymph nodes and another product, ferumoxytol, as an iron-replacement therapy for anemic patients. The FDA agreed to give a speedy Class 1 review to ferumoxytol for the treatment of chronic kidney disease (CKD), with the aim of making a decision by December 30, 2008. The manager believes ferumoxytol’s convenience advantage should help expand its use into non-CKD iron deficiency anemia indications.

4.9%	Abbott Laboratories, Pharmaceuticals

Abbott Laboratories offers a diversified line of healthcare products in four segments: pharmaceuticals, diagnostics, nutritionals, and vascular products. Pharmaceuticals include HIV treatment Norvir, rheumatoid arthritis therapy Humira, and obesity drug Meridia. The nutritional products division makes Similac infant formula and the Ensure nutrition supplements. Jennison likes Abbott’s stent business and expects revenue from Humira to increase as the drug gains approval to treat other conditions such as Crohn’s disease, juvenile rheumatoid arthritis, and psoriasis.

4.8%	Gilead Sciences, Inc., Biotechnology

Gilead Sciences’ strong revenue and earnings growth have been driven by strong sales of HIV treatment drugs Atripla and Truvada. Jennison likes what it considers the company’s excellent longer-term fundamentals—strong HIV treatment sales and recurring revenue from Tamiflu are funding the development of early pipeline products.

4.7%	Cephalon, Inc., Biotechnology

Cephalon’s drug development activities focus on central nervous system disorders (including Parkinson’s and Alzheimer’s diseases), cancer, addiction, and pain. The company’s main products are Provigil, a treatment for the sleep disorder narcolepsy, cancer pain medications Actiq and Fentora, and epilepsy treatment Gabitril. Cephalon sells eight products in the U.S. and has more than 20 approved drugs on the market in Europe. The company dominates the market in wakefulness and breakthrough pain, and has what the manager considers a best-in-class muscle relaxant, Amrix, and a promising late-stage oncology treatment pipeline led by the drug Treanda. The manager likes Cephalon’s product pipeline, its strong drive into oncology treatment for diversification, its thoughtful business development, and its skillful management.

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3.9%	Ironwood Pharmaceutical (Microbia), Biotechnology

Entrepreneurial biotechnology company Ironwood Pharmaceuticals is advancing several clinical candidates, including with partner Forest Laboratories, linaclotide for the treatment of irritable bowel syndrome with constipation (IBS-C), chronic constipation (CC), and other gastrointestinal disorders. Clinical trials have shown that linaclotide reduces abdominal pain and relieves constipation in patients with IBS-C. One out of six adults in developed countries suffers from IBS, a chronic condition marked by abdominal pain and disturbed bowel function. IBS accounts for roughly 12% of adult visits to primary care physicians and is the most common disorder diagnosed by gastroenterologists. Healthcare costs associated with IBS are estimated to exceed $25 billion annually.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2008, at the beginning of the period, and held through the six-month period ended November 30, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Health Sciences Fund		Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$726.10	1.19%	$5.14
	Hypothetical	$1,000.00	$1,019.05	1.19%	$6.01

Class B	Actual	$1,000.00	$723.50	1.89%	$8.14
	Hypothetical	$1,000.00	$1,015.55	1.89%	$9.52

Class C	Actual	$1,000.00	$723.90	1.89%	$8.15
	Hypothetical	$1,000.00	$1,015.55	1.89%	$9.52

Class L	Actual	$1,000.00	$725.20	1.39%	$6.00
	Hypothetical	$1,000.00	$1,018.05	1.39%	$7.01

Class M	Actual	$1,000.00	$723.40	1.89%	$8.14
	Hypothetical	$1,000.00	$1,015.55	1.89%	$9.52

Class X	Actual	$1,000.00	$731.10	1.14%	$4.93
	Hypothetical	$1,000.00	$1,019.30	1.14%	$5.76

Class Z	Actual	$1,000.00	$727.10	0.89%	$3.84
	Hypothetical	$1,000.00	$1,020.55	0.89%	$4.50

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2008, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.9%
COMMON STOCKS 90.6%

Biotechnology 43.1%
708,856	Acorda Therapeutics, Inc.(a)	$12,844,471
482,300	Alexion Pharmaceuticals, Inc.(a)(b)	16,234,218
3,313,600	Allos Therapeutics, Inc.(a)(b)	23,857,920
1,186,700	BioMarin Pharmaceutical, Inc.(a)(b)	20,209,501
396,800	Cephalon, Inc.(a)(b)	29,156,864
899,800	Cytori Therapeutics, Inc.(a)(b)	2,024,550
179,600	Genentech, Inc.(a)	13,757,360
185,100	Genzyme Corp.(a)	11,850,102
664,400	Gilead Sciences, Inc.(a)	29,758,477
2,872,900	Incyte Corp.(a)(b)	9,595,486
134,900	Intercell AG (Austria)(a)	3,566,362
1,273,800	InterMune, Inc.(a)(b)	14,661,438
2,000,000	Ironwood Pharmaceutical (Microbia), Private Placement, Series E (cost $7,640,000; purchased 2/21/06)(a)(c)(d)	24,000,000
160,000	Ironwood Pharmaceutical (Microbia), Private Placement, Series F (cost $1,000,000; purchased 2/21/07)(a)(c)(d)	1,920,000
960,512	Merrimack Pharmaceuticals, Inc., Private Placement (cost $4,322,304; purchased 3/24/06)(a)(c)(d)	4,898,611
159,800	Orexigen Therapeutics, Inc.(a)(b)	1,117,002
488,100	Regeneron Pharmaceuticals, Inc.(a)(b)	7,546,026
42,181	Santhera Pharmaceutical Holding AG (Switzerland)(a)	1,483,630
5,700,000	Titan Pharmaceuticals, Inc.(a)	427,500
300,600	United Therapeutics Corp.(a)	16,481,898
810,200	Vertex Pharmaceuticals, Inc.(a)(b)	19,922,818

		265,314,234

Food & Staples Retailing 2.4%
506,000	CVS/Caremark Corp.	14,638,580

Healthcare Equipment & Supplies 4.9%
106,400	Alcon, Inc.	8,489,656
247,700	Baxter International, Inc.	13,103,330
392,000	China Medical Technologies, Inc., ADR (China)(b)	8,039,920
237,400	EnteroMedics, Inc.(a)	391,710
4,000,000	Lombard Medical Technologies PLC (United Kingdom)(a)	68,592

		30,093,208

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	15

Portfolio of Investments

as of November 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services 7.2%
778,800	Aetna, Inc.	$16,993,416
77,800	Air Methods Corp.(a)(b)	1,233,130
132,100	Cardinal Health, Inc.	4,295,892
131,800	CardioNet, Inc.(a)	2,620,184
377,200	Humana, Inc.(a)	11,402,756
191,100	Medco Health Solutions, Inc.(a)	8,026,200

		44,571,578

Healthcare Technology 3.0%
2,406,800	Allscripts-Misys Healthcare Solutions, Inc.(b)	18,532,360

Life Sciences Tools & Services 7.0%
914,400	AMAG Pharmaceuticals, Inc.(a)	30,796,992
296,600	Thermo Fisher Scientific, Inc.(a)	10,582,688
325,700	WuXi PharmaTech Cayman, Inc., ADR (China)(a)	1,941,172

		43,320,852

Pharmaceuticals 23.0%
570,900	Abbott Laboratories	29,909,451
483,395	Ardea Biosciences, Inc.(a)(b)	4,413,396
617,500	ARYx Therapeutics, Inc.(a)	1,173,250
1,192,000	ARYx Therapeutics, Inc., Private Placement (cost $2,622,400; purchased 11/13/08)(a)(c)(d)	2,151,560
554,500	Auxilium Pharmaceuticals, Inc.(a)(b)	12,077,010
2,922,200	Genomma Lab Internacional SA de CV (Class B), 144A (Mexico)(a)(d)	2,066,863
1,802,500	Impax Laboratories, Inc. (cost $18,296,694; purchased 8/3/05-11/10/06)(a)(b)(c)(d)	16,024,225
528,200	MAP Pharmaceuticals, Inc.(a)	2,429,720
1,590,400	Mylan, Inc.(a)(b)	14,965,664
521,600	Shire PLC, ADR (United Kingdom)(b)	21,385,600
236,600	Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	10,209,290
679,042	Viropharma, Inc.(a)(b)	7,673,175
549,800	XenoPort, Inc.(a)(b)	17,285,712

		141,764,916

	Total common stocks (cost $622,128,495)	558,235,728

See Notes to Financial Statements.

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Principal Amount (000)	Description	Value (Note 1)

CONVERTIBLE BOND 2.7%

Biotechnology
$ 30,486	Celgene Corp., 0%, 12/26/08, 144A (cost $28,455,147; purchased 6/19/08)(c)(d)	$16,788,750

Shares
PREFERRED STOCKS 3.5%

Biotechnology 0.7%
1,400,000	Chemocentryx, Inc., Private Placement, Series C (cost $4,900,000; purchased 6/13/06)(a)(c)(d)	4,270,000

Healthcare Equipment & Supplies 0.5%
77,000	SuperDimension Ltd., Private Placement, Series D-1 (cost $1,650,110; purchased 5/23/08)(a)(c)(d)	1,650,110
63,000	SuperDimension Ltd., Private Placement, Series D-2 (cost $1,350,090; purchased 5/23/08)(a)(c)(d)	1,350,090

		3,000,200

Pharmaceuticals 2.3%
2,200,000	Eagle Pharmaceuticals, Inc., Private Placement, Series B (cost $4,004,000; purchased 8/11/08)(a)(c)(d)	4,004,000
16,930	Mylan, Inc.	9,988,700

		13,992,700

	Total preferred stocks (cost $21,672,685)	21,262,900

Units
WARRANTS(a) 0.1%

Biotechnology
4,365,000	ConjuChem Biotechnologies, Inc. (Canada), expiring 11/28/09, Private Placement (cost $382,727; purchased 11/22/06)(c)(d)	4
227,400	Cytori Therapeutics, Inc., expiring 2/28/12, Private Placement (cost $31,836; purchased 2/23/07)(c)(d)	59,562
222,500	Cytori Therapeutics, Inc., expiring 8/11/13, Private Placement (cost $0; purchased 8/11/08)(c)(d)	68,823

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	17

Portfolio of Investments

as of November 30, 2008 continued

Units	Description	Value (Note 1)

WARRANTS(a) (Continued)

Biotechnology (cont’d.)
700,000	Insmed, Inc., expiring 11/8/09, Private Placement (cost $0; purchased 11/8/04)(c)(d)	$9,286
2,850,000	Titan Pharmaceuticals, Inc., expiring 12/21/12, Private Placement (cost $0; purchased 12/21/07)(c)(d)	20,953

		158,628

Healthcare Equipment & Supplies
600,000	Lombard Medical Technologies (United Kingdom), Warrant A, expiring 6/15/10, Private Placement (cost $0; purchased 7/10/07)(c)(d)	103
600,000	Lombard Medical Technologies (United Kingdom), Warrant B, expiring 6/15/12, Private Placement (cost $0; purchased 7/10/07)(c)(d)	1,285

		1,388

Pharmaceuticals 0.1%
341,250	Akorn, Inc., expiring 3/8/11, Private Placement (cost $0; purchased 3/8/06)(c)(d)	46,019
357,600	ARYx Therapeutics, Inc., expiring 11/13/13, Private Placement (cost $44,700; purchased 11/13/08)(c)(d)	322,219

		368,238

	Total warrants (cost $459,263)	528,254

	Total long-term investments (cost $672,715,590)	596,815,632

Shares
SHORT-TERM INVESTMENT 30.8%

Affiliated Money Market Mutual Fund
189,891,395	Dryden Core Investment Fund - Taxable Money Market Series (cost $189,891,395; includes $169,088,062 of cash collateral received for securities on loan) (Note 3)(e)(f)	189,891,395

	Total Investments(g) 127.7% (cost $862,606,985; Note 5)	786,707,027
	Liabilities in excess of other assets (27.7%)	(170,674,049)

	Net Assets 100.0%	$616,032,978

See Notes to Financial Statements.

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The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing securities.
(b)	All or a portion of the security is on loan. The aggregate market value of such securities is $162,482,070; cash collateral of $169,088,062 included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Indicates a restricted security; the aggregate cost of the restricted securities is $74,700,008. The aggregate value of $77,585,600 is approximately 12.6% of net assets.
(d)	Indicates illiquid securities.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(g)	As of November 30, 2008, 20 securities representing $65,846,842 and 10.7% of the net assets were fair valued in accordance with the policies adopted by the Board of Directors. Of this amount, $60,796,850 were fair valued using Significant Unobservable Inputs (Level 3, as defined below.)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$704,071,434	—
Level 2—Other Significant Observable Inputs	21,838,743	—
Level 3—Significant Unobservable Inputs	60,796,850	—

Total	$786,707,027	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	19

Portfolio of Investments

as of November 30, 2008 continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 11/30/07	$23,421,199
Realized gain (loss)	(1,094,000)
Change in unrealized appreciation (depreciation)	10,501,657
Net purchases (sales)	9,671,300
Transfers in and/or out of Level 3	18,296,694

Balance as of 11/30/08	$60,796,850

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2008 was as follows:

Biotechnology	46.5%
Affiliated Money Market Mutual Fund (including 27.5% of collateral received for securities on loan)	30.8
Pharmaceuticals	25.4
Healthcare Providers & Services	7.2
Life Sciences Tools & Services	7.0
Healthcare Equipment & Supplies	5.4
Healthcare Technology	3.0
Food & Staples Retailing	2.4

127.7
Liabilities in excess of other assets	(27.7)

100.0%

See Notes to Financial Statements.

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Financial Statements

NOVEMBER 30, 2008	ANNUAL REPORT

JennisonDryden Sector Funds, Inc.

Jennison Health Sciences Fund

Statement of Assets and Liabilities

as of November 30, 2008

Assets
Investments, at value including securities on loan of $162,482,070:
Unaffiliated investments (cost $672,715,590)	$596,815,632
Affiliated investments (cost $189,891,395)	189,891,395
Receivable for Fund shares sold	178,845
Cash	261,377
Foreign currency, at value (cost $20)	21
Dividends and interest receivable	232,296
Foreign tax reclaim receivable	95,885
Prepaid expenses	25,110

Total assets	787,500,561

Liabilities
Payable to broker for collateral for securities on loan	169,088,062
Payable for Fund shares reacquired	784,403
Payable to broker	674,375
Management fee payable	390,403
Accrued expenses	177,465
Distribution fee payable	163,757
Affiliated transfer agent fee payable	151,261
Deferred directors’ fees	37,857

Total liabilities	171,467,583

Net Assets	$616,032,978

Net assets were comprised of:
Common stock, at par	$423,017
Paid-in capital in excess of par	695,804,431

696,227,448
Undistributed net investment income	17,384,929
Accumulated net realized loss on investment and foreign currency transactions	(21,673,818)
Net unrealized depreciation on investments and foreign currencies	(75,905,581)

Net assets, November 30, 2008	$616,032,978

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($236,932,099 ÷ 16,168,202 shares of common stock issued and outstanding)	$14.65
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price to public	$15.50

Class B
Net asset value, offering price and redemption price per share
($49,915,607 ÷ 3,748,593 shares of common stock issued and outstanding)	$13.32

Class C
Net asset value, offering price and redemption price per share
($69,771,798 ÷ 5,241,438 shares of common stock issued and outstanding)	$13.31

Class L
Net asset value and redemption price per share
($1,034,973 ÷ 71,185 shares of common stock issued and outstanding)	$14.54
Maximum sales charge (5.75% of offering price)	0.89

Maximum offering price to public	$15.43

Class M
Net asset value, offering price and redemption price per share
($2,238,931 ÷168,203 shares of common stock issued and outstanding)	$13.31

Class X
Net asset value, offering price and redemption price per share
($599,329 ÷ 43,583 shares of common stock issued and outstanding)	$13.75

Class Z
Net asset value, offering price and redemption price per share
($255,540,241 ÷ 16,860,464 shares of common stock issued and outstanding)	$15.16

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	23

Statement of Operations

Year Ended November 30, 2008

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $268,767)	$16,437,534
Interest	10,051,456
Affiliated income from securities loaned, net	2,133,772
Affiliated dividend income	1,041,465

Total income	29,664,227

Expenses
Management fee	6,530,372
Distribution fee—Class A	952,435
Distribution fee—Class B	841,998
Distribution fee—Class C	1,035,980
Distribution fee—Class L	8,125
Distribution fee—Class M	38,575
Distribution fee—Class X	2,112
Transfer agent’s fees and expenses (including affiliated expense of $487,300)	958,000
Custodian’s fees and expenses	126,000
Registration fees	110,000
Reports to shareholders	75,000
Directors’ fees	35,000
Legal fees and expenses	22,000
Audit fee	21,000
Interest expense	18,595
Insurance	13,000
Miscellaneous	15,993

Total expenses	10,804,185

Net investment income	18,860,042

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized (loss) on:
Investment transactions	(21,563,777)
Foreign currency transactions	(789,178)

(22,352,955)

Net change in unrealized appreciation (depreciation) on:
Investments	(298,346,921)
Foreign currencies	16,808

(298,330,113)

Net loss on investment and foreign currency transactions	(320,683,068)

Net Decrease In Net Assets Resulting From Operations	$(301,823,026)

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

	Year Ended November 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$18,860,042	$(5,075,425)
Net realized gain (loss) on investment and foreign currency transactions	(22,352,955)	100,223,114
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(298,330,113)	35,091,960

Net increase (decrease) in net assets resulting from operations	(301,823,026)	130,239,649

Distributions from net realized gains (Note 1)
Class A	(34,585,980)	(4,680,724)
Class B	(11,628,475)	(1,902,205)
Class C	(12,267,582)	(1,751,102)
Class L	(183,065)	(27,562)
Class M	(514,208)	(82,975)
Class X	(101,088)	(14,601)
Class Z	(31,294,037)	(4,122,038)

	(90,574,435)	(12,581,207)

Capital contributions
Class X	4,789	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	144,314,496	110,864,053
Net asset value of shares issued in reinvestment of distributions	80,117,156	11,125,666
Cost of shares reacquired	(203,584,142)	(153,475,997)

Net increase (decrease) in net assets from Fund share transactions	20,847,510	(31,486,278)

Total increase (decrease)	(371,545,162)	86,172,164

Net Assets
Beginning of year	987,578,140	901,405,976

End of year(a)	$616,032,978	$987,578,140

(a) Includes undistributed net investment income of:	$17,384,930	—

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	25

Notes to Financial Statements

JennisonDryden Sector Funds, Inc. (formerly known as Jennison Sector Funds, Inc.) (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company presently consists of three Portfolios: Dryden Financial Services Fund (formerly known as Jennison Financial Services Fund), Jennison Utility Fund, and Jennison Health Sciences Fund. The financial statements relate to Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries. The value of certain securities held by the Fund may be affected by the economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Options traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities

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for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in 60 days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	27

Notes to Financial Statements

continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

28	Visit our website at www.jennisondryden.com

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involves elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to compensate the Fund for the failure of Lehman to return the securities. Any excess collateral was subsequently returned to Lehman after the fiscal year end.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	29

Notes to Financial Statements

continued

ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises

30	Visit our website at www.jennisondryden.com

the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. The effective management fee rate was .75 of 1% for the year ended November 30, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50% of 1%, 1% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. For the period through March 31, 2008, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares. However, effective April 1, 2008 such waiver was terminated. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The manager has agreed to pay for the overcharge. This amount is reflected as a contribution to capital.

PIMS has advised the Fund that it received approximately $164,600 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2008, it received approximately $1,600, $107,100, $8,800, $10,200 and $600 in contingent

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	31

Notes to Financial Statements

continued

deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of ..13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2008.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2008, the Fund incurred approximately $409,100 in total networking fees of which approximately $123,800 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2008, PIM has been compensated approximately $914,500 for these services.

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The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2008 were $742,436,898 and $820,237,343, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended November 30, 2008, the adjustments were to decrease undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions by $1,397,879 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and reclassification of distributions. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended November 30, 2008, the tax character of distributions paid by the Fund was $40,930,523 from ordinary income and $49,643,912 from long-term capital gains. For the year ended November 30, 2007, the tax character of distributions paid by the Fund was $708,862 from ordinary income and $11,872,345 from long-term capital gains.

As of November 30, 2008, the Fund had accumulated undistributed ordinary income of $5,471,536 on a tax basis.

As of fiscal year ended November 30, 2008, the Fund elected to treat post-October currency and capital losses of approximately $6,900 and $7,869,000, respectively, as having been incurred in the next fiscal year.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	33

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of November 30, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$869,243,925	$91,336,383	$(173,873,281)	$(82,536,898)	$(5,623)	$(82,542,521)

The difference between book basis and tax basis was attributable to deferred losses on wash sales and other book to tax differences. The other cost basis adjustments are primarily attributable to mark to market of receivables and payables.

As of November 30, 2008, the Fund had a capital loss carryforward for tax purposes of approximately $7,168,000 which expires in 2016. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

Class A shares are subject to a maximum front-end sales charge of 5.50%, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase. Approximately seven, eight, eight and ten years after purchase, Class B, Class M, Class X and new Class X shares, respectively, will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase. Class L shares are subject to a maximum front-end sales charge of 5.75% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other

34	Visit our website at www.jennisondryden.com

Target and JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but have a CDSC of 6%. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. As of the close of business on July 29, 2005, the Fund is closed to new investors.

There are 400 million shares of $.01 par value per share common stock authorized which consist of 50 million shares of Class A common stock, 100 million shares of Class B common stock, 50 million shares of Class C common stock, 50 million shares of Class L common stock, 50 million shares of Class M common stock, 50 million shares of Class X common stock and 50 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2008:
Shares sold	3,139,138	$61,201,092
Shares issued in reinvestment of distributions	1,473,424	31,761,808
Shares reacquired	(6,127,908)	(114,916,210)

Net increase (decrease) in shares outstanding before conversion	(1,515,346)	(21,953,310)
Shares issued upon conversion from Class B, M and X	1,444,583	28,575,372

Net increase (decrease) in shares outstanding	(70,763)	$6,622,062

Year ended November 30, 2007:
Shares sold	2,795,025	$61,565,604
Shares issued in reinvestment of distributions	193,202	4,248,416
Shares reacquired	(3,703,464)	(80,900,592)

Net increase (decrease) in shares outstanding before conversion	(715,237)	(15,086,572)
Shares issued upon conversion from Class B, M and X	1,379,603	29,821,246

Net increase (decrease) in shares outstanding	664,366	$14,734,674

Class B
Year ended November 30, 2008:
Shares sold	195,322	$3,540,577
Shares issued in reinvestment of distributions	519,739	10,254,021
Shares reacquired	(893,340)	(15,379,550)

Net increase (decrease) in shares outstanding before conversion	(178,279)	(1,584,952)
Shares reacquired upon conversion into Class A	(1,547,575)	(27,956,206)

Net increase (decrease) in shares outstanding	(1,725,854)	$(29,541,158)

Year ended November 30, 2007:
Shares sold	214,457	$4,361,194
Shares issued in reinvestment of distributions	83,700	1,704,964
Shares reacquired	(1,050,933)	(21,308,221)

Net increase (decrease) in shares outstanding before conversion	(752,776)	(15,242,063)
Shares reacquired upon conversion into Class A	(1,465,702)	(29,363,724)

Net increase (decrease) in shares outstanding	(2,218,478)	$(44,605,787)

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	35

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended November 30, 2008:
Shares sold	398,717	$7,477,276
Shares issued in reinvestment of distributions	470,283	9,272,709
Shares reacquired	(1,379,807)	(23,834,505)

Net increase (decrease) in shares outstanding	(510,807)	$(7,084,520)

Year ended November 30, 2007:
Shares sold	356,479	$7,270,684
Shares issued in reinvestment of distributions	64,525	1,314,365
Shares reacquired	(1,039,654)	(21,059,330)

Net increase (decrease) in shares outstanding	(618,650)	$(12,474,281)

Class L
Year ended November 30, 2008:
Shares sold	2,703	$54,320
Shares issued in reinvestment of distributions	8,371	179,443
Shares reacquired	(25,841)	(483,006)

Net increase (decrease) in shares outstanding	(14,767)	$(249,243)

Year ended November 30, 2007:
Shares sold	3,358	$75,192
Shares issued in reinvestment of distributions	1,002	21,941
Shares reacquired	(46,276)	(997,728)

Net increase (decrease) in shares outstanding	(41,916)	$(900,595)

Class M
Year ended November 30, 2008:
Shares sold	11,567	$217,065
Shares issued in reinvestment of distributions	23,143	456,587
Shares reacquired	(76,301)	(1,325,494)

Net increase (decrease) in shares outstanding before conversion	(41,591)	(651,842)
Shares reacquired upon conversion into Class A	(31,946)	(565,950)

Net increase (decrease) in shares outstanding	(73,537)	$(1,217,792)

Year ended November 30, 2007:
Shares sold	7,378	$156,058
Shares issued in reinvestment of distributions	3,343	68,099
Shares reacquired	(80,342)	(1,642,406)

Net increase (decrease) in shares outstanding before conversion	(69,621)	(1,418,249)
Shares reacquired upon conversion into Class A	(22,146)	(453,247)

Net increase (decrease) in shares outstanding	(91,767)	$(1,871,496)

36	Visit our website at www.jennisondryden.com

Class X
Year ended November 30, 2008:
Shares sold	5,049	$101,112
Shares issued in reinvestment of distributions	4,979	100,010
Shares reacquired	(10,934)	(187,963)

Net increase (decrease) in shares outstanding before conversion	(906)	13,159
Shares reacquired upon conversion into Class A	(3,114)	(53,216)

Net increase (decrease) in shares outstanding	(4,020)	$(40,057)

Year ended November 30, 2007:
Shares sold	2,562	$54,564
Shares issued in reinvestment of distributions	541	11,148
Shares reacquired	(15,427)	(313,853)

Net increase (decrease) in shares outstanding before conversion	(12,324)	(248,141)
Shares reacquired upon conversion into Class A	(208)	(4,275)

Net increase (decrease) in shares outstanding	(12,532)	$(252,416)

Class Z
Year ended November 30, 2008:
Shares sold	3,485,566	$71,723,054
Shares issued in reinvestment of distributions	1,263,417	28,092,578
Shares reacquired	(2,521,432)	(47,457,414)

Net increase (decrease) in shares outstanding	2,227,551	$52,358,218

Year ended November 30, 2007:
Shares sold	1,645,378	$37,380,757
Shares issued in reinvestment of distributions	166,374	3,756,733
Shares reacquired	(1,214,870)	(27,253,867)

Net increase (decrease) in shares outstanding	596,882	$13,883,623

Note 7. New Accounting Pronouncements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	37

Financial Highlights

Class A
Year Ended November 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$23.51

Income (loss) from investment operations:
Net investment income (loss)	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.16)

Total from investment operations	(6.73)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(2.13)

Total dividends and distributions	(2.13)

Net asset value, end of year	$14.65

Total Return(c):	(31.51)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$236,932
Average net assets (000)	$337,875
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.19%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income (loss)	2.21%
For Class A, B, C, L, M, X and Z shares:
Portfolio turnover rate	90%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($.005).
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.
(e)	Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class A
Year Ended November 30,
2007(a)	2006(a)	2005(a)	2004

$20.70	$19.89	$17.77	$13.93

(.09)	(.12)	(.12)	(.12)

3.19	2.44	4.87	3.96

3.10	2.32	4.75	3.84

—	— (b)	—	—
(.29)	(1.51)	(2.63)	—

(.29)	(1.51)	(2.63)	—

$23.51	$20.70	$19.89	$17.77

15.07%	11.77%	28.97%	27.57%

$381,829	$322,359	$345,987	$110,644
$353,245	$326,042	$221,195	$89,310

1.17%	1.19%	1.17%	1.30%
.92%	.94%	.92%	1.05%
(.42)%	(.57)%	(.63)%	(.81)%

85%	103%	122%	190%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	39

Financial Highlights

continued

Class B
Year Ended November 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$21.70

Income (loss) from investment operations:
Net investment income (loss)	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.45)

Total from investment operations	(6.25)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(2.13)

Total dividends and distributions	(2.13)

Net asset value, end of year	$13.32

Total Return(c):	(31.97)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$49,916
Average net assets (000)	$84,198
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income (loss)	1.14%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($.005).
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class B
Year Ended November 30,
2007(a)	2006(a)	2005(a)	2004

$19.26	$18.75	$17.00	$13.42

(.24)	(.26)	(.25)	(.26)

2.97	2.28	4.63	3.84

2.73	2.02	4.38	3.58

—	— (b)	—	—
(.29)	(1.51)	(2.63)	—

(.29)	(1.51)	(2.63)	—

$21.70	$19.26	$18.75	$17.00

14.27%	10.93%	27.96%	26.68%

$118,790	$148,199	$215,540	$172,722
$131,106	$197,906	$194,088	$168,691

1.92%	1.94%	1.92%	2.05%
.92%	.94%	.92%	1.05%
(1.16)%	(1.32)%	(1.40)%	(1.56)%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	41

Financial Highlights

continued

Class C
Year Ended November 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$21.69

Income (loss) from investment operations:
Net investment income (loss)	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.50)

Total from investment operations	(6.25)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(2.13)

Total dividends and distributions	(2.13)

Net asset value, end of year	$13.31

Total Return(c):	(31.99)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$69,772
Average net assets (000)	$103,596
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income (loss)	1.39%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($.005).
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class C
Year Ended November 30,
2007(a)	2006(a)	2005(a)	2004

$19.26	$18.75	$17.00	$13.42

(.24)	(.26)	(.25)	(.25)

2.96	2.28	4.63	3.83

2.72	2.02	4.38	3.58

—	— (b)	—	—
(.29)	(1.51)	(2.63)	—

(.29)	(1.51)	(2.63)	—

$21.69	$19.26	$18.75	$17.00

14.22%	10.94%	27.96%	26.68%

$124,782	$122,682	$126,199	$62,754
$123,322	$126,473	$90,186	$58,455

1.92%	1.94%	1.92%	2.05%
.92%	.94%	.92%	1.05%
(1.17)%	(1.32)%	(1.38)%	(1.56)%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	43

Financial Highlights

continued

Class L
Year Ended November 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$23.39

Income (loss) from investment operations:
Net investment income (loss)	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.08)

Total from investment operations	(6.72)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(2.13)

Total dividends and distributions	(2.13)

Net asset value, end of period	$14.54

Total Return(d):	(31.65)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1,035
Average net assets (000)	$1,625
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.41%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income (loss)	1.87%

(a)	Inception date of Class L shares.
(b)	Calculations based on average shares outstanding during the period.
(c)	Less than ($.005).
(d)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(e)	Does not include the expenses of the underlying fund in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class L
Year Ended November 30,		November 25, 2005(a) Through November 30, 2005(b)
2007(b)	2006(b)

$20.64	$19.90	$20.36

(.14)	(.17)	(.01)

3.18	2.42	(.45)

3.04	2.25	(.46)

—	— (c)	—
(.29)	(1.51)	—

(.29)	(1.51)	—

$23.39	$20.64	$19.90

14.82%	11.52%	(2.26)%

$2,010	$2,639	$3,022
$2,182	$2,833	$3,061

1.42%	1.44%	1.42	%(f)
.92%	.94%	.92	%(f)
(.66)%	(.82)%	(3.36	)%(f)

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	45

Financial Highlights

continued

Class M
Year Ended November 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$21.69

Income (loss) from investment operations:
Net investment income (loss)	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.45)

Total from investment operations	(6.25)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(2.13)

Total dividends and distributions	(2.13)

Net asset value, end of period	$13.31

Total Return(d):	(31.99)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,239
Average net assets (000)	$3,857
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income (loss)	1.12%

(a)	Inception date of Class M shares.
(b)	Calculations based on average shares outstanding during the period.
(c)	Less than ($.005).
(d)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(e)	Does not include the expenses of the underlying fund in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

Class M
Year Ended November 30,		November 25, 2005(a) Through November 30, 2005(b)
2007(b)	2006(b)

$19.26	$18.75	$19.19

(.24)	(.26)	(.01)

2.96	2.28	(.43)

2.72	2.02	(.44)

—	— (c)	—
(.29)	(1.51)	—

(.29)	(1.51)	—

$21.69	$19.26	$18.75

14.22%	10.93%	(2.29)%

$5,244	$6,423	$8,775
$5,866	$7,866	$8,856

1.92%	1.94%	1.92	%(f)
.92%	.94%	.92	%(f)
(1.17)%	(1.32)%	(3.88	)%(f)

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	47

Financial Highlights

continued

Class X
Year Ended November 30, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$22.05

Income (loss) from investment operations:
Net investment income (loss)	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.66)

Total from investment operations	(6.26)

Less Dividends and Distributions:
Dividends from net investment income	—
Distributions from net realized gains	(2.13)

Total dividends and distributions	(2.13)

Capital contribution	.09

Net asset value, end of period	$13.75

Total Return(d):	(31.01)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$599
Average net assets (000)	$937
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.14%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income (loss)	2.17%

(a)	Inception date of Class X shares.
(b)	Calculations based on average shares outstanding during the period.
(c)	Less than ($.005).
(d)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(e)	Does not include the expenses of the underlying fund in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class X
Year Ended November 30,		November 25, 2005(a) Through November 30, 2005(b)
2007(b)	2006(b)

$19.38	$18.75	$19.19

(.03)	(.10)	(.01)

2.99	2.24	(.43)

2.96	2.14	(.44)

—	— (c)	—
(.29)	(1.51)	—

(.29)	(1.51)	—

—	—	—

$22.05	$19.38	$18.75

15.38%	11.58%	(2.29)%

$1,050	$1,165	$1,432
$1,054	$1,271	$1,448

.92%	1.11%	1.92	%(f)
.92%	.94%	.92	%(f)
(.17)%	(.52)%	(3.87	)%(f)

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	49

Financial Highlights

continued

Class Z
Year Ended November 30, 2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$24.18

Income (loss) from investment operations:
Net investment income (loss)	.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.42)

Total from investment operations	(6.89)

Less Dividends and Distributions:
Dividends from net investment income	—
Dividends from net realized gains	(2.13)

Total dividends and distributions	(2.13)

Net asset value, end of year	$15.16

Total Return(c):	(31.28)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$255,540
Average net assets (000)	$338,613
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.91%
Expenses, excluding distribution and service (12b-1) fees	.91%
Net investment income (loss)	2.63%

(a)	Calculations based on average shares outstanding during the year.
(b)	Less than ($.005).
(c)	Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Does not include the expenses of the underlying fund in which the Fund invests.

See Notes to Financial Statements.

50	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2007(a)	2006(a)	2005(a)	2004

$21.23	$20.32	$18.06	$14.11

(.04)	(.07)	(.06)	(.07)

3.28	2.49	4.95	4.02

3.24	2.42	4.89	3.95

—	— (b)	—	—
(.29)	(1.51)	(2.63)	—

(.29)	(1.51)	(2.63)	—

$24.18	$21.23	$20.32	$18.06

15.35%	12.07%	29.26%	27.99%

$353,873	$297,938	$257,206	$29,046
$322,406	$279,795	$147,905	$19,846

.92%	.94%	.92%	1.05%
.92%	.94%	.92%	1.05%
(.17)%	(.33)%	(.34)%	(.57)%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	51

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

JennisonDryden Sector Funds, Inc.—Jennison Health Sciences Fund

We have audited the accompanying statement of assets and liabilities of JennisonDryden Sector Funds, Inc.—Jennison Health Sciences Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 23, 2009

52	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2008) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. We are advising you that the Fund paid distributions of $0.9494 of short-term capital gains which is taxable as ordinary income and $1.1843 of long-term capital gains which is taxable as such for Class A, B, C, L, M, X and Z shares, respectively.

For the fiscal year ended November 30, 2008, the Fund designates 15.29% of ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Further, we wish to advise you that 8.18% of ordinary income dividends paid in the fiscal year ended November 30, 2008 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund designates 100% of the short-term capital gain distributions paid as qualified short-term capital gain (QSTCG) under the American Jobs Creation Act of 2004.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the dividends and distributions received by you in calendar 2008.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund	53

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held

Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker- dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co., Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members

Judy A. Rice (60) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

1 The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

Visit our website at www.jennisondryden.com

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years

Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

° Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

° Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

° There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

° “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

° “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of JennisonDryden Sector Funds, Inc. oversees the management of Jennison Health Sciences Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, and five-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Health Sciences Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to

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its Peer Universe (the Lipper Health/Biotechnology Funds Performance Universe) was in the first quartile over the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index over the same periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, while the Fund’s total expenses ranked in the first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/08
	One Year	Five Years	Since Inception
Class A	–35.24%	6.50%	9.90%
Class B	–35.04	6.78	9.74
Class C	–32.55	6.93	9.74
Class L	–35.58	N/A	–6.90
Class M	–35.68	N/A	–6.32
Class X	–34.71	N/A	–5.63
Class Z	–31.28	8.01	10.86

Average Annual Total Returns (Without Sales Charges) as of 11/30/08
	One Year	Five Years	Since Inception
Class A	–31.47%	7.72%	10.56%
Class B	–31.97	6.93	9.74
Class C	–31.94	6.93	9.74
Class L	–31.65	N/A	–5.06
Class M	–31.99	N/A	–5.54
Class X	–30.96	N/A	–4.57
Class Z	–31.28	8.01	10.86

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the

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most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Gross operating expenses: Class A, 1.21%; Class B, 1.91%; Class C, 1.91%; Class L, 1.41%; Class M, 1.91%; Class X, 1.14%; Class Z, 0.91%. Net operating expenses: Class A, 1.19%; Class B, 1.91%; Class C, 1.91%; Class L, 1.41%; Class M, 1.91%; Class X, 1.14%; Class Z, 0.91%, after contractual reduction through 3/31/2008 for Class A shares. After 3/31/2008, Class A shares are not subject to a contractual reduction.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 6/30/99; Class L, Class M, and Class X, 11/25/05.

The graph compares a $10,000 investment in the Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P 1500 Health Care Index and the S&P Composite 1500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, L, M, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through March 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 1500 Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P 1500 Index. The S&P Composite 1500 Index is an unmanaged index of the 500 largest, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class L shares are subject to a maximum front-end sales charge of 5.75%, a 12b-1 fee of up to 0.50% and CDSC of 1%. Class L shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds. Class M and Class X shares are not subject to a sales charge, but are subject to a 12b-1 fee of 1% and a CDSC of 6%. Class Z shares are not subject to a sales charge or 12b-1 fees.

JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Sector Funds, Inc./Jennison Health Sciences Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Health Sciences Fund
Share Class	A	B	C	L	M	X	Z
NASDAQ	PHLAX	PHLBX	PHLCX	N/A	N/A	N/A	PHSZX
CUSIP	476294509	476294608	476294707	476294798	476294780	476294772	476294806

MF188E3    IFS-A160445    Ed. 01/2009

NOVEMBER 30, 2008	ANNUAL REPORT

Jennison Utility Fund

FUND TYPE

Sector stock

OBJECTIVE

Total return through a combination of capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

January 15, 2009

Dear Shareholder:

We hope you find the annual report for the Jennison Utility Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Utility Fund

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Utility Fund, a series of JennisonDryden Sector Funds, Inc. is total return through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.83%; Class B, 1.53%; Class C, 1.53%; Class R, 1.28%; Class Z, 0.53%. Net operating expenses: Class A, 0.81%; Class B, 1.53%; Class C, 1.53%; Class R, 1.03%; Class Z, 0.53%, after contractual reduction through 3/31/2008 for Class A shares and 3/31/2010 for Class R shares.

Cumulative Total Returns as of 11/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–46.58%	49.66%	62.36%	—
Class B	–46.96	44.09	50.60	—
Class C	–46.92	44.13	50.65	—
Class R	–46.63	N/A	N/A	–29.40% (8/22/06)
Class Z	–46.38	51.61	66.42	—
S&P Utility TR Index[2]	–27.26	62.37	37.64	**
S&P 500 Index[3]	–38.08	–6.78	–8.96	***
Lipper Utility Funds Avg.[4]	–33.55	47.74	42.98	****

Average Annual Total Returns[5] as of 12/31/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–49.89%	5.62%	4.14%	—
Class B	–50.02	5.90	3.95	—
Class C	–47.86	6.04	3.95	—
Class R	–47.09	N/A	N/A	–14.08% (8/22/06)
Class Z	–48.84	7.08	4.99	—
S&P Utility TR Index[2]	–28.98	8.29	2.72	**
S&P 500 Index[3]	–36.99	–2.19	–1.38	***
Lipper Utility Funds Avg.[4]	–33.53	6.89	2.96	****

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years of returns.

2The Standard & Poor’s Utility Total Return Index (S&P Utility TR Index) is an unmanaged market capitalization-weighted index representing three utility groups and, within three groups, 43 of the largest utility companies listed on the New York Stock Exchange, including 23 electric power companies, 12 natural gas distributors, and eight telephone companies.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States.

4The Lipper Utility Funds Average (Lipper Average) is based on the average return of all mutual funds in the Lipper Utility Funds Category. Funds in the Lipper Average invest at least 65% of their equity portfolios in utility shares.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, and Class R shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, and 0.75%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**S&P Utility TR Index Closest Month-End to Inception cumulative total return as of 11/30/08 is –7.04% for Class R. S&P Utility TR Index Closest Month-End to Inception average annual total return as of 12/31/08 is –3.96% for Class R.

***S&P 500 Index Closest Month-End to Inception cumulative total return as of 11/30/08 is –28.01% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/08 is –12.75% for Class R.

****Lipper Utility Funds Average Closest Month-End to Inception cumulative total return as of 11/30/08 is –13.47% for Class R. Lipper Utility Funds Average Closest Month-End to Inception average annual total return as of 12/31/08 is –5.87% for Class R.

Investors can not invest directly in an index. The returns for the S&P Utility TR Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/08
NRG Energy, Inc., Independent Power Producers & Energy Traders	4.0%
Equitable Resources, Inc., Gas Utilities	4.0
Entergy Corp., Electric Utilities	3.9
Sempra Energy, Multi-Utilities	3.4
PPL Corp., Electric Utilities	3.2

Holdings reflect only long-term investments and are subject to change.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	3

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 11/30/08
Electric Utilities	25.2%
Oil, Gas & Consumable Fuels	13.0
Gas Utilities	12.5
Wireless Telecommunication Services	9.6
Independent Power Producers & Energy Traders	9.2

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Utility Fund’s Class A shares declined 46.58% for the 12-month reporting period ended November 30, 2008, underperforming the S&P Utility Total Return Index (the Index), which fell 27.26%, and the Lipper Utility Funds Average, which fell 33.55%.

How is the Fund managed?

A Jennison Associates team led by Portfolio Managers Shaun Hong and Bobby Edemeka manages the Fund using a relative value strategy that employs bottom-up stock selection. Jennison’s proprietary fundamental research drives this process and is critical to successful stock selection. In this relative value approach, the Jennison team seeks to identify and invest in utility stocks that are likely to benefit from reversion to the industry’s mean level of returns and growth rates. The Jennison team tries to accurately assess prospects of companies and identify those instances where the market is incorrectly anticipating subnormal returns and growth rates. It then tries to identify changes in fundamentals that may lead these measures to be revised higher.

What were conditions like in the stock market?

Problems stemming from the collapse of the subprime mortgage market spread throughout the financial system during the 12-month reporting period that began December 1, 2007, creating a full-blown liquidity/credit crisis that roiled global financial markets. All sectors of the U.S. stock market finished in negative territory, with the financials sector turning in its worst performance in recent history as a series of developments shook the foundations of that industry. For example, in March 2008, the Federal Reserve (the Fed) intervened to facilitate J.P. Morgan Chase & Co.’s hurried purchase of faltering securities firm Bear Stearns Cos., which had been immobilized by liquidity problems.

September 2008 will be remembered as one of the most tumultuous months in the history of the financial markets. In the space of 30 days, an extraordinary and alarming chain of events occurred. The U.S. government took control of the nation’s two largest mortgage providers, Fannie Mae and Freddie Mac, and one of the world’s largest insurers, American International Group (AIG). Lehman Brothers, a 158-year-old investment bank, failed and some of its North American businesses were purchased by Barclays Capital. Bank of America agreed in principle to purchase Merrill Lynch & Co. The two remaining global investment banks, Goldman Sachs and Morgan Stanley, converted to commercial banks. Washington Mutual, a failed savings and loan, and Wachovia Corp., a troubled commercial bank, agreed to be sold at distressed levels to J.P. Morgan Chase & Co. and Wells Fargo & Co. respectively.

The crisis prompted an unprecedented level of coordination and cooperation between the U.S. Department of the Treasury and the Fed in their efforts to resuscitate

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	5

Strategy and Performance Overview (continued)

credit markets and stabilize the financial system. The Treasury Department proposed a $700 billion Troubled Asset Relief Program (TARP) to purchase distressed mortgage-related assets from some financial institutions to free up banks to resume normal lending. The U.S. House of Representatives initial rejection of TARP in late September 2008 drove a sharp sell-off in global equities markets. But as the need for action became increasingly apparent, a revised version of TARP was signed into law on October 3, 2008. Under authority granted by TARP, the Fed began paying interest on depository institutions’ excess and required reserves, allowing it to expand its balance sheet and increase the amount of liquidity it provides to the financial system without driving its main tool of monetary policy, the federal funds rate on overnight loans between banks, to zero.

In response to the economic slowdown and credit crisis, the Federal Open Market Committee (FOMC), the Fed’s policy setting arm, repeatedly cut short-term interest rates, lowering its target for the federal funds rate from 4.50% to 1.00%. The last two reductions occurred in October 2008. As part of a coordinated move with other central banks to lower key rates by half a percentage point across most of Europe and North America, the FOMC cut its target for the federal funds rate to 1.50%. Three weeks later, it reduced its target an additional 50 basis points. An accompanying statement signaled the Fed’s predominant policy concern is economic growth and that inflation worries have essentially disappeared.

Real gross domestic product in the United States, the inflation-adjusted final value of goods and services in the economy, contracted at a 0.5% annualized pace in the third quarter of 2008. Declines in consumer spending, residential investment, and capital spending outweighed positive contributions from trade, defense spending, and reduced inventory liquidation. The correction in the housing market and the associated debt deflation remained significant impediments to economic activity. The drop in the price of oil from a peak of about $145 per barrel in early July 2008 to below $60 per barrel by November 30, 2008 reflected near-term destruction of demand for oil in the United States and weakening global economic conditions.

Which shares detracted most from the Fund’s return?

Shares of NII Holdings, a provider of mobile communications services in certain Latin American markets, declined during the reporting period, despite its record growth in subscribers and strong financial results. The sell-off was likely due to continued deterioration in the exchange rates of the Brazilian real and Mexican peso. While this may negatively affect financial results near term, Jennison believes the underlying operating fundamentals of the company remain solid. It expects a superior growth rate and current valuation will provide the company’s shares with significant upside potential.

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Williams Companies, based in Tulsa, Oklahoma, primarily finds, produces, gathers, processes, and transports natural gas. Jennison believes that Williams offers visible organic growth potential as all three segments of its business (exploration and production, “long haul” gas pipelines, and midstream gathering and processing) are growing. The recent sell-off of this stock appears to be driven by concerns about Williams’ Rocky Mountains basin exposure, but Jennison believes this is more perception than reality. The company has firm transportation contracts out of the Rockies, hedged production, and a midstream operation that can take 200,000 barrels per day.

Williams Companies lowered its full-year earnings guidance in November 2008 as it expects lower natural gas prices from its exploration and production business and lower margins for natural gas liquids in its midstream gas processing business. Jennison views both problems as resulting from short-term supply/demand imbalances. High decline rates on incremental U.S. gas production combined with rising demand as gas use takes share from other energy sources should lead to a rise in natural gas prices. Williams’ exploration and production properties are located in some of the most attractive basins in the United States. The pipeline segment generates consistent attractive returns that should underpin earnings. Management also announced the board of directors is evaluating a variety of structural changes, such as potentially separating one or more of the company’s principal business units to enhance shareholder value.

OPTI Canada, an oil sands development company, detracted from the Fund’s performance as its stock price dropped following the announcement of further delays and increased costs at the company’s Long Lake Project, a joint venture with Nexum to produce premium synthetic crude. Jennison believes there is significant upside potential for shares of OPTI Canada once the Long Lake Project begins to demonstrate its commercial production capability.

Which shares contributed most to the Fund’s return?

Foundation Coal Holdings, a coal producer with mines in Wyoming, Pennsylvania, and West Virginia, made the largest positive contribution to the Fund’s performance. The Fund held shares from March 2008 through June 2008, during which time they appreciated more than 50% on management’s encouraging earnings outlook. Jennison sold this position at a profit.

XTO Energy is a natural gas producer engaged in the acquisition, exploitation, and development of oil and natural gas properties in the United States. Jennison took advantage of market volatility by purchasing shares of XTO at what it believes to be

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	7

Strategy and Performance Overview (continued)

an attractive valuation. While Jennison is aware the slowing economy may have a negative effect on the company’s financial results, it believes XTO can continue to deliver strong performance based on the company’s ability to control costs while steadily increasing production. Since Jennison initiated the position, the company announced strong financial results for the third quarter and a positive outlook for 2009, despite macroeconomic challenges.

AT&T provides telecom services, including wireless communications, local exchange services, long-distance services, data/broadband and Internet services, video services, telecommunications equipment, managed networking, wholesale services, and directory advertising and publishing. The company has increased its annual dividend every year since its inception, and Jennison expects it to continue, albeit at a possibly slower rate given the challenging economic environment.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/08.

4.0%	NRG Energy, Inc., Independent Power Producers & Energy Traders

NRG Energy is a wholesale power generation company. Concerns about global warming have improved the outlook for nuclear power plants because they produce fewer emissions of carbon dioxide and other greenhouse gases. The U.S. government has initiated policies to help capable companies finance new plants. NRG recently filed an application to build a nuclear reactor in the United States due to an expected increase in nuclear plant demand. Jennison believes NRG is well valued and should benefit as growth in demand catches up to supply.

4.0%	Equitable Resources, Inc., Gas Utilities

Equitable Resources is an integrated energy company with an emphasis on Appalachian-area natural gas, a region characterized by attractive gas pricing, unexploited low risk resource potential and long-lived reserves. The company’s balance sheet is in good condition and, combined with its territory advantages in Appalachia, Jennison believes it is well positioned for future growth.

3.9%	Entergy Corp., Electric Utilities

Entergy is an integrated energy company engaged primarily in electric power production and retail electric distribution operations. The company should benefit from its unregulated nuclear plants as contracts renew at current higher power prices. Jennison expects these plants will drive strong growth in earnings per share and free cash flow generation over the next year.

3.4%	Sempra Energy, Multi-Utilities

Sempra is an energy services holding company that develops energy infrastructure, operates utilities, and provides related products and services. Jennison believes the recent recommendation to approve Sempra’s Sunrise Powerlink transmission line project should make a significant contribution to Sempra’s earnings when completed. It should also help the company meet California’s renewable portfolio standards, which require electric companies to generate 20% of retail sales from renewable energy sources.

3.2%	PPL Corp., Electric Utilities

Pennsylvania-based PPL supplies electricity to customers primarily in the United States. Jennison believes PPL has room for continued growth and remains confident in its fundamentals.

Holdings reflect only long-term investments and are subject to change.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2008, at the beginning of the period, and held through the six-month period ended November 30, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Utility Fund		Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$530.90	0.85%	$3.25
	Hypothetical	$1,000.00	$1,020.75	0.85%	$4.29

Class B	Actual	$1,000.00	$528.90	1.55%	$5.92
	Hypothetical	$1,000.00	$1,017.25	1.55%	$7.82

Class C	Actual	$1,000.00	$529.30	1.55%	$5.93
	Hypothetical	$1,000.00	$1,017.25	1.55%	$7.82

Class R	Actual	$1,000.00	$530.80	1.05%	$4.02
	Hypothetical	$1,000.00	$1,019.75	1.05%	$5.30

Class Z	Actual	$1,000.00	$532.00	0.55%	$2.11
	Hypothetical	$1,000.00	$1,022.25	0.55%	$2.78

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2008, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	11

Portfolio of Investments

as of November 30, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.8%
COMMON STOCKS 93.7%

Commercial Services & Supplies 0.5%
3,039,500	EnergySolutions, Inc.	$13,860,120

Construction & Engineering 3.9%
1,578,900	Chicago Bridge & Iron Co., NV	16,057,413
1,292,400	Fluor Corp.(b)	58,855,896
1,180,900	Foster Wheeler Ltd.(a)	26,286,834

		101,200,143

Diversified Telecommunication Services 8.2%
3,823,800	Alaska Communications Systems Group, Inc.(b)	37,090,860
938,700	AT&T, Inc.	26,809,272
5,194,088	Chunghwa Telecom Ltd., ADR (Taiwan)(b)	81,235,536
1,667,700	Consolidated Communications Holdings, Inc.	16,977,186
1,047,600	France Telecom SA (France)	26,949,784
1,284,400	Koninklijke KPN NV (Netherlands)	17,740,105
1,706,000	Maxcom Telecomunicaciones SAB de CV, ADR (Mexico)(a)	7,165,200

		213,967,943

Electric Utilities 23.4%
2,207,800	Allegheny Energy, Inc.(b)	77,824,950
559,100	CEZ (Czech Republic)	22,536,149
2,684,200	Cia Energetica de Minas Gerais, ADR (Brazil)	42,490,886
2,026,200	Cleco Corp.(b)	47,757,534
588,800	EDF (France)	34,356,550
1,188,700	Entergy Corp.	101,158,369
658,900	Exelon Corp.	37,036,769
1,414,000	FirstEnergy Corp.	82,832,120
3,649,936	Iberdrola SA (Spain)	27,098,891
1,439,600	Pepco Holdings, Inc.	25,898,404
2,449,900	PPL Corp.(b)	83,027,111
797,400	The Southern Co.	28,961,568

		610,979,301

Energy Equipment & Services 0.9%
179,300	First Solar, Inc.(a)(b)	22,383,812

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Gas Utilities 12.5%
2,069,212	Enagas (Spain)	$38,505,972
1,624,700	Energen Corp.	50,040,760
3,091,200	Equitable Resources, Inc.	103,153,343
1,833,600	ONEOK, Inc.	53,797,824
2,488,100	Questar Corp.	80,091,939

		325,589,838

Independent Power Producers & Energy Traders 9.2%
3,614,200	AES Corp. (The)(a)(b)	27,793,198
14,203,400	Dynegy, Inc. (Class A)(a)	31,673,582
115,000	MPX Energia SA, 144A (Brazil)(a)(e)	7,696,626
4,376,200	NRG Energy, Inc.(a)(b)	103,672,177
650,000	Ormat Technologies, Inc.(b)	19,565,000
2,907,100	Reliant Energy, Inc.(a)	16,686,754
1,731,100	TransAlta Corp. (Canada)	31,964,353

		239,051,690

Multi-Utilities 8.7%
2,980,300	Centerpoint Energy, Inc.	38,535,279
3,466,000	CMS Energy Corp.(b)	35,214,560
1,337,800	Dominion Resources, Inc.	49,257,796
641,300	Puget Energy, Inc.	15,699,024
1,903,600	Sempra Energy	88,841,012

		227,547,671

Oil, Gas & Consumable Fuels 12.8%
568,200	CONSOL Energy, Inc.	16,460,754
1,874,593	Copano Energy LLC (b)	22,518,185
421,000	Copano Energy LLC – D Units, Private Placement (original cost $11,051,250; purchased 3/14/08)(e)(f)	4,086,935
2,415,100	Energy Transfer Equity LP	39,824,999
734,000	Enterprise GP Holdings LP(b)	13,711,120
3,749,970	OPTI Canada, Inc. (Canada)(a)	6,591,626
468,300	Peabody Energy Corp.	10,972,269
1,354,849	Regency Energy Partners LP	12,315,577
2,077,100	Spectra Energy Corp.	33,773,646
2,345,594	Trident Resources Corp., Private Placement (Canada) (original cost $34,626,921; purchased 12/4/03 - 3/9/06)(a)(e)(f)	18,913,030

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
5,044,700	Williams Cos., Inc.	$81,825,034
2,966,549	Williams Partners LP	41,650,348
822,000	XTO Energy, Inc.	31,433,280

		334,076,803

Real Estate Investment Trust (REIT) 0.6%
624,800	Digital Realty Trust, Inc.(b)	17,094,528

Road & Rail 1.7%
866,100	Union Pacific Corp.	43,339,644

Trading Companies & Distributors 0.4%
1,789,100	Aircastle Ltd.(b)	9,732,704

Transportation Infrastructure 1.4%
750,500	Aegean Marine Petroleum Network, Inc.	9,111,070
1,065,200	Atlantia SpA (Italy)	17,149,630
94,600	Hamburger Hafen Und Logistik AG, 144A (Germany)(e)	2,834,065
220,400	Hamburger Hafen Und Logistik AG (Germany)	6,602,848

		35,697,613

Water Utilities 1.0%
1,312,100	American Water Works Co., Inc.(b)	26,609,388

Wireless Telecommunication Services 8.5%
1,655,300	American Tower Corp. (Class A)(a)(b)	45,090,372
1,846,200	Crown Castle International Corp.(a)(b)	25,976,034
1,132,000	Hutchison Telecommunications International Ltd., ADR (Hong Kong)(a)	20,002,440
1,171,900	Leap Wireless International, Inc.(a)(b)	23,438,000
958,700	MetroPCS Wireless, Inc.(a)	14,035,368
316,491	Millicom International Cellular SA(b)	12,131,100
2,928,000	NII Holdings, Inc.(a)	56,920,321
870,600	Rogers Communications, Inc. (Class B)(Canada)	25,201,209

		222,794,844

	Total common stocks (cost $3,006,304,845)	2,443,926,042

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	15

Portfolio of Investments

as of November 30, 2008 continued

	Description	Value (Note 1)

Principal Amount (000)

CONVERTIBLE BOND 1.1%

Wireless Telecommunication Services
$51,166	NII Holdings, Inc., 3.125%, expiring 6/15/2012 (cost $26,199,466)	$28,333,173
CORPORATE BOND 0.1%

Oil, Gas & Consumable Fuels
CAD 10,240	Trident Resources Corp., (Canada) Sub. Unsec. Note, PIK, 8.94%, due 8/12/12, Private Placement (original cost $9,741,407; purchased 8/20/07 – 11/28/08)(e)(f)	3,842,134

Shares
PREFERRED STOCKS 1.9%

Electric Utilities 1.8%
30,435	China Hydroelectric Corp., 144A, Private Placement (original cost $30,000,000; purchased 1/24/08)(a)(e)(f)	30,435,000
16,000	China Hydroelectric Corp., Series B, Private Placement (original cost $16,000,000; purchased 7/24/08)(a)(e)(f)	16,000,000

		46,435,000

Oil, Gas & Consumable Fuels 0.1%
160,000	Trident Resources Corp. (Canada), Series B, Private Placement, (original cost $10,000,000; purchased 7/7/06)(e)(f)	2,000,000

	Total preferred stocks (cost $56,000,000)	48,435,000

Units
WARRANTS

Oil, Gas & Consumable Fuels
732,600	Rentech, Inc., expiring 4/20/12, Private Placement (original cost $0; purchased 4/20/07)(a)(e)(f)	111,770
879,216	Trident Resources Corp., expiring 1/1/15, Private Placement (Canada) (original cost $0; purchased 8/20/07)(a)(e)(f)	71

		111,841

	Total long-term investments (cost $3,098,245,718)	2,524,648,190

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENT 18.4%

Affiliated Money Market Mutual Fund
481,604,357	Dryden Core Investment Fund—Taxable Money Market Series (cost $481,604,357; includes $412,173,156 of cash collateral received for securities on loan)(c)(g)	$481,604,357

	Total Investments(d) 115.2% (cost $3,579,850,075; Note 5)	3,006,252,547
	Liabilities in excess of other assets (15.2%)	(397,633,093)

	Net Assets 100.0%	$2,608,619,454

The following abbreviations are used in the portfolio descriptions:

ADR—American Depositary Receipt

CAD—Canadian Dollars

PIK—Payment-In-Kind

144A—Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.
(b)	All or a portion of a security is on loan. The aggregate market value of such securities is $397,799,627; cash collateral of $412,173,156 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	As of November 30, 2008, 15 securities representing $259,726,021 and 10.0% of the net assets were fair valued in accordance with the policies adopted by the Board of Directors. Of this amount, $184,337,081 was valued using Other Significant Observable Inputs (Level 2, as defined on the following page) and $75,388,940 was valued using Significant Unobservable Inputs (Level 3, as defined on the following page).
(e)	Indicates a security that has been deemed illiquid.
(f)	Indicates security is restricted as to resale. The aggregate original cost of such securities is $111,419,578. The aggregate market value of $75,388,940 is approximately 2.9% of net assets.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	17

Portfolio of Investments

as of November 30, 2008 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices	$2,718,193,353	—
Level 2—Other Significant Observable Inputs	212,670,254	—
Level 3—Significant Unobservable Inputs	75,388,940	—

Total	$3,006,252,547	—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 11/30/07	$109,486,694
Realized gain (loss)	(12,656,088)
Change in unrealized appreciation (depreciation)	(10,953,159)
Net purchases (sales)	21,119,022
Transfers in and/or out of Level 3	(31,607,529)

Balance as of 11/30/08	$75,388,940

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2008 were as follows:

Electric Utilities	25.2%
Affiliated Money Market Mutual Fund (including 15.8% of collateral received for securities on loan)	18.4
Oil, Gas & Consumable Fuels	13.0
Gas Utilities	12.5
Wireless Telecommunication Services	9.6
Independent Power Producers & Energy Traders	9.2
Multi-Utilities	8.7
Diversified Telecommunication Services	8.2
Construction & Engineering	3.9
Road & Rail	1.7
Transportation Infrastructure	1.4
Water Utilities	1.0
Energy Equipment & Services	0.9
Real Estate Investment Trust (REIT)	0.6
Commercial Services & Supplies	0.5
Trading Companies & Distributors	0.4

115.2
Liabilities in excess of other assets	(15.2)

100.0%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	19

Statement of Assets and Liabilities

as of November 30, 2008

Assets
Investments at value, including securities on loan of $397,799,627:
Unaffiliated investments (cost $3,098,245,718)	$2,524,648,190
Affiliated investments (cost $481,604,357)	481,604,357
Foreign currency, at value (cost $335,929)	335,929
Receivable for investments sold	13,323,548
Dividends and interest receivable	8,532,265
Foreign tax reclaim receivable	2,608,110
Receivable for Fund shares sold	855,869
Prepaid expenses	85,305

Total assets	3,031,993,573

Liabilities
Payable to broker for collateral for securities on loan	412,173,156
Payable for investments purchased	5,442,091
Payable for Fund shares reacquired	2,769,114
Management fee payable	957,326
Distribution fee payable	740,425
Accrued expenses	613,186
Affiliated transfer agent fee payable	470,834
Payable to custodian	165,134
Deferred directors’ fees	22,684
Payable to broker	20,169

Total liabilities	423,374,119

Net Assets	$2,608,619,454

Net assets were comprised of:
Common stock, at par	$3,483,017
Paid-in capital in excess of par	3,420,758,804

3,424,241,821
Undistributed net investment income	16,468,399
Accumulated net realized loss on investment and foreign currency transactions	(258,381,077)
Net unrealized depreciation on investments and foreign currencies	(573,709,689)

Net assets, November 30, 2008	$2,608,619,454

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($2,268,819,761 ÷ 302,865,622 shares of common stock issued and outstanding)	$7.49
Maximum sales charge (5.50% of offering price)	.44

Maximum offering price to public	$7.93

Class B
Net asset value, offering price and redemption price per share
($129,587,043 ÷ 17,338,163 shares of common stock issued and outstanding)	$7.47

Class C
Net asset value, offering price and redemption price per share
($109,914,460 ÷ 14,717,765 shares of common stock issued and outstanding)	$7.47

Class R
Net asset value, offering price and redemption price per share
($2,595,718 ÷ 346,733 shares of common stock issued and outstanding)	$7.49

Class Z
Net asset value, offering price and redemption price per share
($97,702,472 ÷ 13,033,401 shares of common stock issued and outstanding)	$7.50

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	21

Statement of Operations

Year Ended November 30, 2008

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $5,461,277)	$96,326,153
Affiliated income from securities loaned, net	5,716,453
Affiliated dividend income	3,766,599
Interest	1,571,077

Total income	107,380,282

Expenses
Management fee	18,156,639
Distribution fee—Class A	11,026,294
Distribution fee—Class B	2,635,250
Distribution fee—Class C	1,978,899
Distribution fee—Class R	16,886
Transfer agent’s fee and expenses (including affiliated expense of $1,755,300)	3,959,000
Custodian’s fees and expenses	1,170,000
Reports to shareholders	230,000
Registration fees	154,000
Directors’ fees	135,000
Interest expense	103,176
Insurance	75,000
Legal fees and expenses	59,000
Audit fee	21,000
Miscellaneous	55,173

Total expenses	39,775,317

Net investment income	67,604,965

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(262,380,292)
Foreign currency transactions	(2,292,047)
Written option transactions	823,449

(263,848,890)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,218,870,843)
Foreign currencies	(416,956)
Written options	(1,497,208)

(2,220,785,007)

Net loss on investment and foreign currency transactions	(2,484,633,897)

Net Decrease In Net Assets Resulting From Operations	$(2,417,028,932)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2008	2007
Increase (Decrease) In Net Assets
Operations
Net investment income	$67,604,965	$100,006,448
Net realized gain (loss) on investment and foreign currency transactions	(263,848,890)	853,711,717
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,220,785,007)	66,073,442

Net increase (decrease) in net assets resulting from operations	(2,417,028,932)	1,019,791,607

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(54,821,601)	(89,266,732)
Class B	(1,447,303)	(4,516,133)
Class C	(1,175,398)	(2,623,591)
Class R	(40,207)	(23,688)
Class Z	(2,809,030)	(3,365,587)

	(60,293,539)	(99,795,731)

Distributions from net realized gains
Class A	(738,174,391)	(775,877,238)
Class B	(53,543,004)	(62,657,148)
Class C	(35,818,418)	(31,693,428)
Class R	(437,471)	(3,189)
Class Z	(27,553,742)	(24,961,532)

	(855,527,026)	(895,192,535)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	404,933,627	512,410,843
Net asset value of shares issued in reinvestment of dividends and distributions	838,191,679	903,394,516
Cost of shares reacquired	(824,285,996)	(694,030,612)

Net increase in net assets from fund share transactions	418,839,310	721,774,747

Total increase (decrease)	(2,914,010,187)	746,578,088

Net Assets
Beginning of year	5,522,629,641	4,776,051,553

End of year (a)	$2,608,619,454	$5,522,629,641

(a) Includes undistributed net investment income of:	$16,468,399	$17,096,841

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	23

Notes to Financial Statements

JennisonDryden Sector Funds, Inc. (formerly known as Jennison Sector Funds, Inc.) (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Company presently consists of three portfolios: Dryden Financial Services Fund (formerly Jennison Financial Services Fund) Jennison Health Sciences Fund and Jennison Utility Fund. These financial statements relate to Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related and investment grade debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in equity-related and investment grade debt securities of utility companies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange

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or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	25

Notes to Financial Statements

continued

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

26	Visit our website at www.jennisondryden.com

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involves elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	27

Notes to Financial Statements

continued

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Fund’s Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to compensate the Fund for the failure of Lehman to return the securities. Any excess collateral was returned to Lehman subsequent to year end.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement

28	Visit our website at www.jennisondryden.com

provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .40 of 1% for the year ended November 30, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1% and .75 of 1% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares through March 31, 2008 and .50 of 1% of the average daily net assets of Class R shares through March 31, 2010.

PIMS has advised the Fund that it received approximately $2,995,900 in front-end sales charges resulting from sales of Class A shares, during the year ended November 30, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2008, it received approximately $10,800, $417,800 and $77,700 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	29

Notes to Financial Statements

continued

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not utilize the line of credit during the year ended November 30, 2008.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended November 30, 2008, the Fund incurred approximately $990,600 in total networking fees, of which approximately $4,400 and $313,800 was paid to Wachovia and First Clearing, respectively. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2008, Wachovia earned approximately $23,400 in broker commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2008, PIM has been compensated approximately $2,449,900 for these services.

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The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2008, were $1,665,405,433 and $1,928,992,190, respectively.

Transactions in options written during the year ended November 30, 2008, were as follows:

	Contracts	Premiums Received
Options outstanding at November 30, 2007	3,000	$2,050,208
Options written	1,400	1,499,996
Options closed	(2,000)	(1,130,353)
Options expired	(2,400)	(2,419,851)

Options outstanding at November 30, 2008	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investment and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized gain (loss) on investment and foreign currency transactions. For the year ended November 30, 2008, the adjustments were to decrease accumulated net realized loss on investment and foreign currency transactions by $7,939,868 and decrease undistributed net investment income by $7,939,868. These adjustments are due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, reclassification of distributions, investments in partnerships and other tax adjustments. Net investment income, net realized gain (loss) and net assets were not affected by this change.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	31

Notes to Financial Statements

continued

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of November 30, 2008 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Net Unrealized Depreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Depreciation of Investments
$3,571,681,592	$405,620,693	$(971,049,738)	$(565,429,045)	$(117,580)	$(565,546,625)

The difference between book basis and tax basis is primarily attributable to wash sales and the tax treatment of partnership distributions. The adjusted net unrealized depreciation on tax basis includes other tax basis adjustments that are primarily attributed to appreciation (depreciation) of foreign currency and to the mark-to-market of written options, receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2008 of approximately $204,600,000 which expires in 2016. The Fund has elected to treat post-October capital losses of approximately $51,125,000 and post-October currency losses of approximately $16,000 incurred in the month ended November 30, 2008 as having been incurred in the next fiscal year (November 30, 2009).

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, were $186,110,210 of ordinary income and $729,710,355 of long-term capital gains for the year ended November 30, 2008. For the year ended November 30, 2007, the Fund paid $201,606,595, of ordinary income and $793,381,671 of long-term capital gains.

As of November 30, 2008, the accumulated undistributed earnings on a tax basis consisted of $5,642,321 of ordinary income. This amount differs from undistributed net investment income and accumulated net realized gain (loss) on investment and foreign currency transactions on the Statement of Assets and Liabilities primarily due to timing differences.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of November 30, 2008, no provisions for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

32	Visit our website at www.jennisondryden.com

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock, 25 million shares of Class R common stock and 25 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2008:
Shares sold	18,223,117	$229,600,457
Shares issued in reinvestment of dividends and distributions	52,430,931	734,515,009
Shares reacquired	(56,128,741)	(650,509,480)

Net increase (decrease) in shares outstanding before conversion	14,525,307	313,605,986
Shares issued upon conversion from Class B	5,978,442	80,474,036

Net increase (decrease) in shares outstanding	20,503,749	$394,080,022

Year ended November 30, 2007:
Shares sold	20,211,283	$314,454,897
Shares issued in reinvestment of dividends and distributions	56,181,063	795,534,834
Shares reacquired	(36,205,997)	(563,746,466)

Net increase (decrease) in shares outstanding before conversion	40,186,349	546,243,265
Shares issued upon conversion from Class B	3,110,425	48,683,204

Net increase (decrease) in shares outstanding	43,296,774	$594,926,469

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	33

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended November 30, 2008:
Shares sold	2,829,863	$35,816,947
Shares issued in reinvestment of dividends and distributions	3,549,953	49,870,575
Shares reacquired	(4,631,916)	(52,967,175)

Net increase (decrease) in shares outstanding before conversion	1,747,900	32,720,347
Shares reacquired upon conversion into Class A	(5,993,987)	(80,474,036)

Net increase (decrease) in shares outstanding	(4,246,087)	$(47,753,689)

Year ended November 30, 2007:
Shares sold	3,665,402	$56,769,530
Shares issued in reinvestment of dividends and distributions	4,290,133	60,539,973
Shares reacquired	(2,934,163)	(45,655,397)

Net increase (decrease) in shares outstanding before conversion	5,021,372	71,654,106
Shares reacquired upon conversion into Class A	(3,118,337)	(48,683,204)

Net increase (decrease) in shares outstanding	1,903,035	$22,970,902

Class C
Year ended November 30, 2008:
Shares sold	4,580,110	$59,438,478
Shares issued in reinvestment of dividends and distributions	1,879,819	26,369,520
Shares reacquired	(5,305,317)	(58,796,307)

Net increase (decrease) in shares outstanding	1,154,612	$27,011,691

Year ended November 30, 2007:
Shares sold	5,051,798	$78,207,672
Shares issued in reinvestment of dividends and distributions	1,612,882	22,777,674
Shares reacquired	(2,690,807)	(41,531,403)

Net increase (decrease) in shares outstanding	3,973,873	$59,453,943

Class R
Year ended November 30, 2008:
Shares sold	365,838	$4,601,716
Shares issued in reinvestment of dividends and distributions	34,192	477,248
Shares reacquired	(211,098)	(2,484,980)

Net increase (decrease) in shares outstanding	188,932	$2,593,984

Year ended November 30, 2007:
Shares sold	206,469	$3,228,504
Shares issued in reinvestment of dividends and distributions	1,667	26,327
Shares reacquired	(50,742)	(795,091)

Net increase (decrease) in shares outstanding	157,394	$2,459,740

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Class Z	Shares	Amount
Year ended November 30, 2008:
Shares sold	6,059,462	$75,476,029
Shares issued in reinvestment of dividends and distributions	1,929,897	26,959,327
Shares reacquired	(5,371,893)	(59,528,054)

Net increase (decrease) in shares outstanding	2,617,466	$42,907,302

Year ended November 30, 2007:
Shares sold	3,815,461	$59,750,240
Shares issued in reinvestment of dividends and distributions	1,728,329	24,515,708
Shares reacquired	(2,755,013)	(42,302,255)

Net increase (decrease) in shares outstanding	2,788,777	$41,963,693

Note 7. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	35

Financial Highlights

Class A
Year Ended November 30, 2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.84

Income (loss) from investment operations:
Net investment income	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.75)

Total from investment operations	(6.56)

Less Dividends and Distributions:
Dividends from net investment income	(.18)
Distributions from net realized gains	(2.61)

Total dividends and distributions	(2.79)

Net asset value, end of year	$7.49

Total Return(b):	(46.58)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$2,269
Average net assets (000,000)	$3,920
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	.81%
Expenses, excluding distribution and service (12b-1) fees	.53%
Net investment income	1.55%
For Class A, B, C, R and Z shares:
Portfolio turnover rate	38%

(a)	Calculated based upon weighted average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Through March 31, 2008, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class A
Year Ended November 30,
2007	2006	2005	2004

$17.31	$14.70	$11.47	$8.55

.32	.39	.23	.18

2.77	3.58	3.21	2.91

3.09	3.97	3.44	3.09

(.32)	(.39)	(.21)	(.17)
(3.24)	(.97)	—	—

(3.56)	(1.36)	(.21)	(.17)

$16.84	$17.31	$14.70	$11.47

22.21%	28.86%	30.20%	36.63%

$4,754	$4,138	$3,335	$2,666
$4,441	$3,686	$2,997	$2,343

.75%	.77%	.80%	.84%
.50%	.52%	.55%	.59%
2.02%	2.54%	1.79%	1.83%
50%	56%	40%	30%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	37

Financial Highlights

continued

Class B
Year Ended November 30, 2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.80

Income (loss) from investment operations:
Net investment income	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.75)

Total from investment operations	(6.65)

Less Dividends and Distributions:
Dividends from net investment income	(.07)
Distributions from net realized gains	(2.61)

Total dividends and distributions	(2.68)

Net asset value, end of year	$7.47

Total Return(b):	(46.99)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$130
Average net assets (000,000)	$264
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.53%
Expenses, excluding distribution and service (12b-1) fees	.53%
Net investment income	.82%

(a)	Calculated based upon weighted average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class B
Year Ended November 30,
2007	2006	2005	2004

$17.28	$14.67	$11.45	$8.54

.20	.27	.14	.10
2.77	3.59	3.19	2.91

2.97	3.86	3.33	3.01

(.21)	(.28)	(.11)	(.10)
(3.24)	(.97)	—	—

(3.45)	(1.25)	(.11)	(.10)

$16.80	$17.28	$14.67	$11.45

21.22%	27.95%	29.20%	35.56%

$363	$340	$309	$308
$351	$310	$307	$288

1.50%	1.52%	1.55%	1.59%
.50%	.52%	.55%	.59%
1.26%	1.78%	1.05%	1.08%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	39

Financial Highlights

continued

Class C
Year Ended November 30, 2008
Per Share Operating Performance(a) :
Net Asset Value, Beginning Of Year	$16.78

Income (loss) from investment operations:
Net investment income	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.73)

Total from investment operations	(6.63)

Less Dividends and Distributions:
Dividends from net investment income	(.07)
Distributions from net realized gains	(2.61)

Total dividends and distributions	(2.68)

Net asset value, end of year	$7.47

Total Return(b):	(46.92)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$110
Average net assets (000,000)	$198
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.53%
Expenses, excluding distribution and service (12b-1) fees	.53%
Net investment income	.83%

(a)	Calculated based upon weighted average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class C
Year Ended November 30,
2007	2006	2005	2004

$17.27	$14.67	$11.45	$8.54

.20	.28	.14	.10

2.76	3.57	3.19	2.91

2.96	3.85	3.33	3.01

(.21)	(.28)	(.11)	(.10)
(3.24)	(.97)	—	—

(3.45)	(1.25)	(.11)	(.10)

$16.78	$17.27	$14.67	$11.45

21.24%	27.88%	29.20%	35.56%

$228	$166	$86	$38
$195	$116	$57	$33

1.50%	1.52%	1.55%	1.59%
.50%	.52%	.55%	.59%
1.28%	1.80%	1.07%	1.08%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	41

Financial Highlights

continued

	Class R
	Year Ended November 30,		August 22, 2006(a) through November 30, 2006
	2008	2007
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$16.83	$17.38	$16.06

Income (loss) from investment operations:
Net investment income	.16	.26	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.74)	2.73	1.35

Total from investment operations	(6.58)	2.99	1.44

Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.30)	(.12)
Distributions from net realized gains	(2.61)	(3.24)	—

Total dividends and distributions	(2.76)	(3.54)	(.12)

Net asset value, end of period	$7.49	$16.83	$17.38

Total Return(c):	(46.66)%	21.36%	9.00%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,596	$2,655	$7
Average net assets (000)	$3,377	$1,121	$1
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(d)	1.03%	1.00%	1.02	%(e)
Expenses, excluding distribution and service (12b-1) fees	.53%	.50%	.52	%(e)
Net investment income	1.37%	1.59%	1.84	%(e)

(a)	Inception date.
(b)	Calculated based upon weighted average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Through March 31, 2010, the distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(e)	Annualized.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

This Page Intentionally Left Blank

Financial Highlights

continued

Class Z
Year Ended November 30, 2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.85

Income (loss) from investment operations:
Net investment income	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.75)

Total from investment operations	(6.52)

Less Dividends and Distributions:
Dividends from net investment income	(.22)
Distributions from net realized gains	(2.61)

Total dividends and distributions	(2.83)

Net asset value, end of year	$7.50

Total Return(b):	(46.38)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$98
Average net assets (000,000)	$163
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.53%
Expenses, excluding distribution and service (12b-1) fees	.53%
Net investment income	1.84%

(a)	Calculated based upon weighted average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2007	2006	2005	2004

$17.32	$14.71	$11.48	$8.56

.36	.43	.27	.20
2.77	3.58	3.20	2.92

3.13	4.01	3.47	3.12

(.36)	(.43)	(.24)	(.20)
(3.24)	(.97)	—	—

(3.60)	(1.40)	(.24)	(.20)

$16.85	$17.32	$14.71	$11.48

22.51%	29.17%	30.50%	36.92%

$176	$132	$75	$34
$150	$98	$51	$29

.50%	.52%	.55%	.59%
.50%	.52%	.55%	.59%
2.27%	2.80%	2.06%	2.03%

See Notes to Financial Statements.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	45

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

JennisonDryden Sector Funds, Inc.—Jennison Utility Fund:

We have audited the accompanying statement of assets and liabilities of JennisonDryden Sector Funds, Inc.—Jennison Utility Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 23, 2009

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2008) as to the federal tax status of dividends paid by the Fund during such fiscal year. We are advising you that during the fiscal year ended November 30, 2008, dividends paid from net investment income totaling $0.18 per Class A share, $0.07 per Class B and Class C share, $0.15 per Class R share and $0.22 per Class Z share and $0.37 per share of short-term capital gains for Class A, Class B, Class C, Class R and Class Z shares which are taxable as ordinary income. Additionally, the Fund paid $2.24 per share of long-term capital gains for Class A, Class B, Class C, Class R and Class Z shares which are taxable as such.

Further, we wish to advise you that 46.99% of the ordinary income dividend paid in the fiscal year ended November 30, 2008 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund designates 72.71% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates 100% of the short-term capital gain distribution as short-term gain (QSTG) under the American Jobs Creation Act of 2004.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2008.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund	47

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008)
Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co., Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 62

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

1 The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (46) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

¡ Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

¡ Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

¡ There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

¡ “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡ ”Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of JennisonDryden Sector Funds, Inc. oversees the management of Jennison Utility Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five-, and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

Approval of Advisory Agreements (continued)

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of Jennison Utility Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Utility Funds Performance Universe) was in the second quartile over the one-year period, and in the first quartile over the three-, five-, and ten-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Visit our website at www.jennisondryden.com

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

Approval of Advisory Agreements (continued)

potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interest of the Fund and its shareholders.

Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–49.52%	7.18%	4.37%	—
Class B	–49.18	7.45	4.18	—
Class C	–47.37	7.59	4.18	—
Class R	–46.63	N/A	N/A	–14.17% (8/22/06)
Class Z	–46.38	8.68	5.23	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–46.58%	8.40%	4.97%	—
Class B	–46.96	7.58	4.18	—
Class C	–46.92	7.59	4.18	—
Class R	–46.63	N/A	N/A	–14.17% (8/22/06)
Class Z	–46.38	8.68	5.23	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 0.83%; Class B, 1.53%; Class C, 1.53%; Class R, 1.28%; Class Z, 0.53%. Net operating expenses: Class A, 0.81%; Class B, 1.53%; Class C, 1.53%; Class R, 1.03%; Class Z, 0.53%, after contractual reduction through 3/31/2008 for Class A shares and 3/31/2010 for Class R shares.

Visit our website at www.jennisondryden.com

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Jennison Utility Fund (Class A shares) with a similar investment in the S&P Utility TR Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 1998) and the account values at the end of the current fiscal year (November 30, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P Utility TR Index is an unmanaged market capitalization-weighted index of natural gas and electric companies. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class R shares are not subject to a sales charge, but are subject to a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees.

JennisonDryden Sector Funds, Inc./Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker •
Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, JennisonDryden Sector Funds, Inc./Jennison Utility Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Utility Fund
	Share Class	A	B	C	R	Z
	NASDAQ	PRUAX	PRUTX	PCUFX	JDURX	PRUZX
	CUSIP	476294848	476294830	476294822	476294731	476294814

MF105E    IFS-A160398    Ed. 01/2009

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2008 and November 30, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $62,607 and $59,577, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2008 and 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2008 and 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Prudential Sector Funds, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	January 28, 2009

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	January 28, 2009

*	Print the name and title of each signing officer under his or her signature.